                                                                     EXHIBIT 4.2

                                                                  CONFORMED COPY



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                          RENAISSANCERE HOLDINGS LTD.



                                      TO



                             THE BANK OF NEW YORK,

                                  as Trustee



                           ________________________


            8.54% JUNIOR SUBORDINATED DEFERRABLE INTEREST INDENTURE


                           Dated as of March 7, 1997


                           ________________________



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

                              TABLE OF CONTENTS
                              -----------------
                                                                          Page
                                                                          ----

ARTICLE I.  DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION..........1

      SECTION 1.1.  Definitions..............................................1
      SECTION 1.2.  Compliance Certificates and Opinions....................12
      SECTION 1.3.  Form of Documents Delivered to Trustee..................13
      SECTION 1.4.  Acts of Holders; Record Dates...........................13
      SECTION 1.5.  Notices, Etc., to Trustee and Company...................14
      SECTION 1.6.  Notice to Holders; Waiver...............................15
      SECTION 1.7.  Conflict with Trust Indenture Act.......................15

ARTICLE II.  SECURITY FORM..................................................16

      SECTION 2.1.  Forms Generally.........................................16
      SECTION 2.2.  Global Debentures.......................................16

ARTICLE III.  THE SECURITIES................................................18

      SECTION 3.1.  Execution and Authentication............................18
      SECTION 3.2.  Form and Payment........................................18
      SECTION 3.3.  Legends.................................................19
      SECTION 3.4.  Dissolution of the Trust................................19
      SECTION 3.5.  Interest................................................20
      SECTION 3.6.  Transfer and Exchange...................................20
      SECTION 3.7.  Mutilated, Destroyed, Lost and Stolen
                       Debentures...........................................23
      SECTION 3.8.  Payment of Interest, Interest Rights
                       Preserved............................................23
      SECTION 3.9.  Persons Deemed Owners...................................25
      SECTION 3.10. Cancellation............................................25
      SECTION 3.11. CUSIP Numbers...........................................25
      SECTION 3.12. Right of Set-Off........................................26

ARTICLE IV.  SATISFACTION AND DISCHARGE; DEFEASANCE.........................26

      SECTION 4.1.  Satisfaction and Discharge of Indenture.................26
      SECTION 4.2.  Defeasance and Discharge................................27
      SECTION 4.3.  Covenant Defeasance.....................................27
      SECTION 4.4.  Conditions to Defeasance or Covenant
                       Defeasance...........................................27
      SECTION 4.5.  Application of Trust Money..............................29
      SECTION 4.6.  Indemnity for U.S. Government Obligations...............29

                                      (i)

ARTICLE V.  REMEDIES........................................................29

      SECTION 5.1.  Events of Default.......................................29
      SECTION 5.2.  Acceleration of Maturity; Rescission and
                       Annulment............................................31
      SECTION 5.3.  Collection of Indebtedness and Suits for
                       Enforcement by Trustee...............................32
      SECTION 5.4.  Trustee May File Proofs of Claim........................32
      SECTION 5.5.  Trustee May Enforce Claims Without Possession
                       of Debentures........................................33
      SECTION 5.6.  Application of Money Collected..........................34
      SECTION 5.7.  Limitation on Suits.....................................34
      SECTION 5.8.  Unconditional Right of Holders to Receive
                       Principal or Redemption Price and Interest...........35
      SECTION 5.9.  Restoration of Rights and Remedies......................35
      SECTION 5.10. Rights and Remedies Cumulative..........................35
      SECTION 5.11. Delay or Omission Not Waiver............................36
      SECTION 5.12. Control by Holders......................................36
      SECTION 5.13. Waiver of Past Defaults.................................36
      SECTION 5.14. Undertaking for Costs...................................37
      SECTION 5.15. Waiver of Stay or Extension Laws........................37

ARTICLE VI.  THE TRUSTEE....................................................37

      SECTION 6.1.  Certain Duties and Responsibilities.....................37
      SECTION 6.2.  Notice of Defaults......................................39
      SECTION 6.3.  Certain Rights of Trustee...............................39
      SECTION 6.4.  Not Responsible for Recitals or Issuance of
                       Debentures...........................................40
      SECTION 6.5.  May Hold Debentures.....................................41
      SECTION 6.6.  Money Held in Trust.....................................41
      SECTION 6.7.  Compensation and Reimbursement..........................41
      SECTION 6.8.  Disqualification; Conflicting Interests.................42
      SECTION 6.9.  Corporate Trustee Required, Eligibility.................42
      SECTION 6.10. Resignation and Removal, Appointment of
                       Successor............................................42
      SECTION 6.11. Acceptance of Appointment by Successor..................44
      SECTION 6.12. Merger, Conversion, Consolidation or
                       Succession to Business...............................44
      SECTION 6.13. Preferential Collection of Claims Against
                       Company..............................................45
      SECTION 6.14. Appointment of Authenticating Agent.....................45

ARTICLE VII.  HOLDERS LISTS AND REPORTS BY TRUSTEE AND COMPANY..............47

      SECTION 7.1.  Company to Furnish Trustee Names and
                       Addresses of Holders.................................47
      SECTION 7.2.  Preservation of Information; Communications
                       to Holders...........................................47
      SECTION 7.3.  Reports by Trustee......................................48
      SECTION 7.4.  Reports by Company......................................48

                                      (ii)

ARTICLE VIII.  CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE.........49

      SECTION 8.1.  Company May Consolidate, Etc., Only on
                       Certain Terms........................................49
      SECTION 8.2.  Successor Corporation Substituted.......................49

ARTICLE IX.  SUPPLEMENTAL INDENTURES........................................50

      SECTION 9.1.  Supplemental Indentures Without Consent of
                       Holders..............................................50
      SECTION 9.2.  Supplemental Indentures with Consent of
                       Holders..............................................51
      SECTION 9.3.  Execution of Supplemental Indentures....................52
      SECTION 9.4.  Effect of Supplemental Indentures.......................52
      SECTION 9.5.  Conformity with Trust Indenture Act.....................52
      SECTION 9.6.  Reference in Debentures to Supplemental
                       Indentures...........................................52

ARTICLE X.  COVENANTS.......................................................52

      SECTION 10.1. Payment of Principal, Redemption Price and
                       Interest.............................................52
      SECTION 10.2. Maintenance of Office or Agency.........................53
      SECTION 10.3. Money for Debentures Payments to Be Held in
                       Trust................................................53
      SECTION 10.4. Statement as to Compliance..............................55
      SECTION 10.5. Statement by Officers as to Default.....................55
      SECTION 10.6. Calculation of Original Issue Discount..................55
      SECTION 10.7. Covenants as to the Trust...............................55
      SECTION 10.8. Restrictions on Certain Payments........................56
      SECTION 10.9. Waiver of Certain Covenants.............................56

ARTICLE XI.  REDEMPTION OF SECURITIES.......................................57

      SECTION 11.1. Special Event Redemption................................57
      SECTION 11.2. Optional Redemption.....................................57
      SECTION 11.3. Election to Redeem, Notice to Trustee...................58
      SECTION 11.4. Selection by Trustee of Debentures to Be
                       Redeemed.............................................58
      SECTION 11.5. Notice of Redemption....................................58
      SECTION 11.6. Deposit of Redemption Price.............................59
      SECTION 11.7. Debentures Payable on Redemption Date...................59
      SECTION 11.8. Debentures Redeemed in Part.............................59

ARTICLE XII.  EXTENSION OF INTEREST PAYMENT PERIOD..........................60

      SECTION 12.1. Extension of Interest Payment Period....................60
      SECTION 12.2. Notice of Extension.....................................60

                                     (iii)

ARTICLE XIII.  SUBORDINATION OF SECURITIES..................................61

      SECTION 13.1. Agreement to Subordinate................................61
      SECTION 13.2. Default on Senior Indebtedness..........................61
      SECTION 13.3. Liquidation; Dissolution; Bankruptcy....................62
      SECTION 13.4. Subrogation.............................................63
      SECTION 13.5. Provisions Solely to Define Relative Rights.............64
      SECTION 13.6. Trustee to Effectuate Subordination.....................64
      SECTION 13.7. Notice by the Company...................................65
      SECTION 13.8. Rights of the Trustee; Holders of Senior
                       Indebtedness.........................................66
      SECTION 13.9. Subordination May Not Be Impaired.......................66
      SECTION 13.10.Payment Permitted if No Default.........................67
      SECTION 13.11.Reliance on Judicial Order or Certificate of
                       Liquidating Agent....................................67
      SECTION 13.12. Article Applicable to Paying Agents....................67

ARTICLE XIV.  HOLDERS' MEETINGS.............................................68

      SECTION 14.1. Purposes of Meetings....................................68
      SECTION 14.2. Call of Meetings by Trustee.............................68
      SECTION 14.3. Call of Meetings by Company or Holders..................68
      SECTION 14.4. Qualifications for Voting...............................69
      SECTION 14.5. Regulations.............................................69
      SECTION 14.6. Voting..................................................70

ARTICLE XV.  MISCELLANEOUS..................................................70

      SECTION 15.1. Acknowledgment of Rights................................70
      SECTION 15.2. Effect of Headings and Table of Contents................71
      SECTION 15.3. Successors and Assigns..................................71
      SECTION 15.4. Separability Clause.....................................71
      SECTION 15.5. Benefits of Indenture...................................71
      SECTION 15.6. Governing Law...........................................71
      SECTION 15.7. Legal Holidays..........................................71
      SECTION 15.8. Tax Characterization....................................72
      SECTION 15.9. Personal Immunity from Liability for Incorporators,
                       Stockholders, Etc....................................72

      EXHIBIT A   ...........................................................1

                                      (iv)

      JUNIOR SUBORDINATED DEFERRABLE INTEREST INDENTURE, dated as of March 7, 1997, between RENAISSANCERE HOLDINGS LTD., a company duly organized and existing under the laws of Bermuda (herein called the "Company"), having its principal office at Renaissance House, 8-12 East Broadway, Pembroke HM 19 Bermuda, and The Bank of New York, a banking corporation duly organized and existing under the laws of the State of New York, as trustee (herein called the "Trustee").


                            RECITALS OF THE COMPANY

      The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance of its unsecured subordinated deferrable interest debentures (herein called the "Debentures"), to be issued as in this Indenture provided.

      All things necessary to make this Indenture a valid agreement of the Company, in accordance with its terms, have been done.

      NOW, THEREFORE, THIS INDENTURE WITNESSETH:

      For and in consideration of the premises and the purchase of the Debentures by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Debentures, as follows:


                                  ARTICLE I.

                       DEFINITIONS AND OTHER PROVISIONS
                            OF GENERAL APPLICATION

      SECTION 1.1.           Definitions.

      For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

            (1) the terms defined in this Article have the respective meanings assigned to them in this Article and include the plural as well as the singular;


            (2) all other terms used herein which are defined in the Trust Indenture Act (as hereinafter defined), either directly or by reference therein, have the respective meanings assigned to them therein;


            (3) all accounting terms not otherwise defined herein have the respective meanings assigned to them in accordance with generally accepted accounting principles, and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such

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

      accounting principles as are generally accepted at the date of such computation;

            (4) the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision; and

            (5) the word "interest", unless the context otherwise requires, means and includes, interest, Deferred Interest, Compounded Interest, and Liquidated Damages, if any.

      "Act," when used with respect to any Holder, has the meaning specified in Section 1.4.

      "Adjusted Treasury Rate" means, with respect to any Redemption Date, the rate per annum equal to (i) the yield, under the heading which represents the average for the immediately prior week, appearing in the most recently published statistical release designated "H.15 (519)" or any successor publication which is published weekly by the Federal Reserve and which established yields on actively traded United States Treasury securities adjusted to constant maturity under the caption "Treasury Constant Maturities," for the maturity corresponding to the Initial Optional Prepayment Date (if no maturity is within three months before or after the Initial Optional Redemption Date, yields for the two published maturities most closely corresponding to the Initial Optional Redemption Date shall be interpolated, and the Adjusted Treasury Rate shall be interpolated or extrapolated from such yields on a straight-line basis, rounding to the nearest month) or (ii) if such release (or any successor release) is not published during the week preceding the calculation date or does not contain such yields, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date plus, in either case, (a) 1.25% if such Redemption Date occurs on or prior to March 1, 1998, and (b) 0.50% in all other cases.

      "Administrative Trustee" has the meaning set forth in the Trust
Agreement.

      "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

      "Authenticating Agent" means any Person authorized by the Trustee to act on behalf of the Trustee to authenticate Debentures.

      "Beneficial Owner" means the owner of a Book-Entry Interest.

      "Board" means either the board of directors of the Company or any duly authorized committee of that board.

      "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board and to be in full force and effect on the date of such certification, and delivered to the Trustee.

      "Book Entry Interest" means a beneficial interest in a Global Debenture, ownership and transfers of which shall be maintained and made through book entries by the Clearing Agency.

      "Business Day" means any day other than (a) a Saturday, a Sunday, or
(b) a day on which banking institutions in The City of New York are authorized or required by law or executive order to remain closed.

      "Capital Securities" means undivided beneficial interests in the assets of the Trust which rank pari passu with the Common Securities; provided, however, that upon the occurrence of an Event of Default, the rights of holders of Common Securities to payment in respect of distributions and payments upon liquidation, redemption and otherwise are subordinated to the rights of holders of Capital Securities.

      "Capital Securities Guarantee" means the Guarantee Agreement executed by the Company for the benefit of the holders of the Capital Securities as modified, amended or supplemented from time to time.

      "Clearing Agency" means a clearing agency registered pursuant to
Section 17A of the Exchange Act that is designated to act as depositary for Global Debentures as contemplated by Section 3.1.

      "Closing Time" has the meaning set forth in the Trust Agreement.

      "Commission" means the Securities and Exchange Commission, as from time to time constituted, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

      "Common Securities" means undivided beneficial interests in the assets of the Trust which rank pari passu with Capital Securities; provided, however, that upon the occurrence of an Event of Default (as defined in the applicable Trust Agreement), the rights of holders of Common Securities to payment in respect to distributions and payments upon liquidation, redemption and otherwise are subordinated to the rights of holders of Capital Securities.

      "Common Securities Guarantee" means the Common Securities Guarantee Agreement executed and delivered by the Company dated as of March 7, 1997, as modified, amended or supplemented from time to time.

      "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor corporation shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor corporation.

      "Company Request" or "Company Order" means a written request or order signed in the name of the Company by its Chairman of the Board, its Deputy Chairman or a Vice Chairman, its President or a Vice President, and by its Treasurer, an Assistant Treasurer, its Secretary or an Assistant Secretary, and delivered to the Trustee.

      "Comparable Treasury Issue" means the United States Treasury security selected by the Quotation Agent as having a maturity date corresponding to the Initial Optional Redemption Date that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities with a maturity date corresponding to the Initial Optional Redemption Date. If no United States Treasury security has a maturity date which is within three months before or after the Initial Optional Redemption Date, the two most closely corresponding United States Treasury securities shall be used as the Comparable Treasury Issue, and the calculation of the Adjusted Treasury Rate pursuant to clause (ii) of the definition thereof shall be interpolated or extrapolated on a straight-line basis, rounding to the nearest month.

      "Comparable Treasury Price" means, with respect to any Redemption Date,
(i) the average of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) on the third Business Day preceding such Redemption Date, as set forth in the daily statistical release (or any successor release) published by the Federal Reserve Bank of New York and designated "Composite 3:30 p.m. Quotations for U.S. Government Securities" or (ii) if such release (or any successor release) is not published or does not contain such prices on such Business Day, (A) the average of five Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (B) if the Trustee obtains fewer than three such Reference Treasury Dealer Quotations, the average of all such Quotations.

      "Compounded Interest" has the meaning specified in Section 12.1.

      "Corporate Trust Office" means the principal office of the Trustee in The City of New York, New York at which at any particular time its corporate trust business shall be principally administered, which at the date hereof is located at 101 Barclay Street, 21-West, New York, New York 10286, Attention:
Corporate Trust Administration.

      "Corporation" includes corporations, associations, companies and business trusts.

      "Covenant Defeasance" has the meaning specified in Section 4.3.

      "Debenture Register" shall mean (i) prior to a Dissolution Event, the list of holders provided to the Trustee pursuant to Section 4.1, and (ii) following a Dissolution Event, any security register maintained by a security registrar for the Debentures appointed by the Company following the execution of a supplemental indenture providing for transfer procedures as provided for in Section 3.6(a).

      "Debentures" has the meaning stated in the first recital of this Indenture and more particularly means any Debentures authenticated and delivered under this Indenture.

      "Defaulted Interest" has the meaning specified in Section 3.8.

      "Defeasance" has the meaning specified in Section 4.2.

      "Defeasance Deposit" has the meaning specified in Section 4.4.

      "Deferred Interest" has the meaning specified in Section 12.1.

      "Definitive Capital Security" has the meaning specified in the Trust Agreement.

      "Definitive Debenture" means a Debenture in certificated form that is not a Global Debenture.

      "Direct Action" has the meaning specified in Section 15.1.

      "Dissolution Event" means an event giving rise to the dissolution of the Trust in accordance with the Trust Agreement, whereby Debentures held by the Property Trustee will be distributed to the holders of the Trust Securities in accordance with the Trust Agreement.

      "Distributions" has the meaning set forth in the Trust Agreement.

      "Event of Default" has the meaning specified in Section 5.1.

      "Exchange Offer" has the meaning specified in the Registration Rights Agreement.

      "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and any successor legislation.

      "Extension Period" has the meaning specified in Section 12.1.

      "Global Debenture" means a Debenture that evidences all or part of the Debentures of any series and is authenticated and delivered to, and registered in the name of, the Clearing Agency for such Debentures or a nominee thereof.

      "Holder" means a Person in whose name a Debenture is registered in the Debenture Register.

      "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof.

      "Initial Optional Redemption Date" means March 1, 2007.

      "Initial Purchasers" shall mean the initial purchasers party to the Purchase Agreement.

      "Interest Payment Date" means the date as of which an installment of interest is due and payable as such may be deferred during an Extension Period.

      "Investment Company Event" means the receipt by the Company and the Trust of an opinion of counsel experienced in practice under the Investment Company Act of 1940, as amended (the "Investment Company Act") to the effect that, as a result of the occurrence of a change in law or regulation or a written change, in interpretation or application of law or regulation by any legislative body, court, governmental agency or regulatory authority, there is more than an insubstantial risk that the Trust is or will be considered an "investment company" or a company "controlled" by an "investment company" that is required to be registered under the Investment Company Act, which change becomes effective on or after the date of the issuance of the Capital Securities.

      "Liquidated Damages" has the meaning specified in the Registration Rights Agreement.

      "Liquidation Amount" has the meaning specified in the Trust Agreement.

      "Maturity," when used with respect to any Debenture, means the date on which the principal or Redemption Price of such Debenture becomes due and payable as therein or herein provided, whether at the Stated Maturity or Redemption Date or by declaration of acceleration.

      "Officers' Certificate" means a certificate signed by the Chairman of the Board, the President or a Vice President, and by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary, of the Company, and delivered to the Trustee.

      "Opinion of Counsel" means a written opinion of counsel, who may be an employee of or counsel for the Company.

      "Optional Redemption Price" shall have the meaning set forth in Section 11.2.

      "Other Debentures" means all debentures (other than Debentures) issued from time to time by the Company (if any) and sold to to other trusts to be establshed by the Company (if any) and which are unsecured and subordinate and junior in right of payment to all Senior Indebtedness.

      "Outstanding," when used with respect to Debentures, means, as of the date of determination, all Debentures theretofore authenticated and delivered under this Indenture, except:

            (i) Debentures theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

            (ii) Debentures for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent in trust for the Holders of such Debentures; provided that, if such Debentures are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made; and

            (iii) Debentures which have been paid pursuant to Section 3.6 or in exchange for or in lieu of which other Debentures have been authenticated and delivered pursuant to this Indenture, other than any such Debentures in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Debentures are held by a bona fide purchaser in whose hands such Debentures are valid obligations of the Company;

provided that in determining whether the Holders of the requisite principal amount of the Outstanding Debentures have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Debentures owned by the Company or any other obligor upon the Debentures or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding; provided, however, that Debentures held by the Property Trustee on behalf of the Trust shall not be so disregarded and provided, further, that, in determining whether the Trustee shall be protected in conclusively relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Debentures which a Responsible Officer of the Trustee actually knows to be so owned shall be so disregarded. Debentures so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Debentures and that the pledgee is not the Company or any other obligor upon the Debentures or any Affiliate of the Company or of such other obligor.

      "Paying Agent" means any Person authorized by the Company to pay the principal or Redemption Price of or interest on any Debentures on behalf of the Company. The initial Paying Agent shall be the Trustee.

      "Person" means any individual, corporation, partnership, joint venture, association, joint stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

      "Place of Payment" means The City of New York.

      "Predecessor Debenture" of any particular Debenture means every previous Debenture evidencing all or a portion of the same debt as that evidenced by such particular Debenture; and, for the purposes of this definition, any Debenture authenticated and delivered under Section 3.6 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Debenture shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Debenture.

      "Property Trustee" has the meaning set forth in the Trust Agreement.

      "Purchase Agreement" has the meaning set forth in the Trust Agreement.

      "Quotation Agent" means the Reference Treasury Dealer appointed by the Company.

      "Redemption Date," when used with respect to any Debenture to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

      "Redemption Price," when used with respect to any Debenture to be redeemed, means the Special Event Redemption Price or Optional Redemption Price, as the case may be.

      "Reference Treasury Dealer" means (i) Merrill Lynch Government Securities, Inc. and its respective successors; provided, however, that if
                                                --------  -------
the foregoing shall cease to be a primary U.S. Government securities dealer in The City of New York (a "Primary Treasury Dealer"), the Company shall substitute therefor another Primary Treasury Dealer; and (ii) any other Primary Treasury Dealer selected by the Company.

      "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any Redemption Date for a Special Event Redemption, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m., New York City time on the third Business Day preceding such Redemption Date.

      "Registration Rights Agreement" means the Registration Rights Agreement, dated the date hereof, among the Trust, the Company and the initial purchasers party to the Purchase Agreement.

      "Regular Record Date" has the meaning specified in Section 3.5.

      "Regulation S" shall mean Regulation S under the Securities Act.

      "Regulation S Global Capital Security" has the meaning specified in the Trust Agreement.

      "Responsible Officer" means, with respect to the Trustee, any officer within the Corporate Trust Office of the Trustee, including any vice-president, any assistant vice-president, any assistant secretary, the treasurer, any assistant treasurer or other officer of the Corporate Trust Office of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of that officer's knowledge of and familiarity with the particular subject.

      "Rule 144A" shall mean Rule 144A under the Securities Act.

      "Rule 144A Global Capital Security" has the meaning specified in the Trust Agreement.

      "Rule 144A Global Debenture" shall have the meaning specified in
Section 2.1 hereof.

      "Rule 144A Information" shall be such information with respect to the Company as is specified pursuant to Rule 144A(d)(4) under the Securities Act (or any successor provisions thereto).

      "Securities Act" shall mean the Securities Act of 1933, as amended from time to time, and any successor legislation, and the rules and regulations of the Commission promulgated thereunder.

      "Senior Indebtedness" means, with respect to the Company, (i) the principal, premium, if any, and interest in respect of (A) indebtedness of the Company for money borrowed and (B) indebtedness evidenced by securities, notes, debentures, bonds or other similar instruments issued by the Company;
(ii) all capital lease obligations of the Company; (iii) all obligations of the Company issued or assumed as the deferred purchase price of property, all conditional sale obligations of the Company and all obligations of the Company under any conditional sale or title retention agreement (but excluding trade accounts payable in the ordinary course of business); (iv) all obligations of the Company in respect of any letters of credit, banker's acceptances, security purchase facilities or similar credit transaction; (v) all obligations of the type referred to in clauses (i) through (iv) of other Persons for the payment of which the Company is responsible or liable as obligor, guarantor or otherwise; and (vi) all obligations of the type referred to in clauses (i) through (vi) of other Persons secured by any lien on any property or asset of the Company (whether or not such obligation is assumed by the Company), in each case except for (1) any such indebtedness that is by its terms subordinated to or ranks pari passu with the Debentures, and (2) all debt securities and guarantees in respect of those debt securities, issued to any other trust, or a trustee of such trust, partnership or other entity affiliated with the Company which is a financing vehicle of the Company (a "Financing Entity") in connection with the issuance by such Financing Entity of equity securities or other securities which rank pari passu with, or junior to, the Guarantee. Such Senior Indebtedness shall continue to be Senior Indebtedness and be entitled to the benefits of the subordination provisions hereunder, irrespective of any amendment, modification or waiver of any term of such Senior Indebtedness.

      "Series A Debentures" means the Company's 8.54% Junior Subordinated Deferrable Interest Debentures, Series A, due March 1, 2027, as authenticated and issued under this Indenture.

      "Series B Debentures" means the Company's 8.54% Junior Subordinated Deferrable Interest Debentures, Series B, due March 1, 2027, as authenticated and issued under this Indenture.

      "Special Event" means a Tax Event or an Investment Company Event.

      "Special Event Redemption" means a redemption pursuant to Section 11.1.

      "Special Event Redemption Price" shall mean, with respect to a Special Event Redemption, an amount in cash equal to the greater of (i) 100% of the principal amount of such Debentures or

(ii) the sum, as determined by a Quotation Agent, of the present values of the Redemption Price with respect to an Optional Redemption of Debentures on the Initial Optional Redemption Date, together with scheduled payments of interest on the Debentures accruing from the Redemption Date to and including the Initial Optional Redemption Date, discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Adjusted Treasury Rate, plus, in each case, accrued interest thereon, to the Redemption Date.

      "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 3.7.

      "Stated Maturity" means February 1, 2027.

      "Tax Event" means the receipt by the Company and the Trust of an opinion of counsel experienced in such matters to the effect that, as a result of (a) any amendment to, or change (including any announced proposed change) in, the laws or any regulations thereunder of the United States or any political subdivision or taxing authority thereof or therein, or (b) any amendment to or change in an interpretation or application of such laws or regulations by any legislative body, court, governmental agency or regulatory agency (including the enactment of any legislation, the publication of any judicial decision or regulatory determination or the issuance by the Internal Revenue Service of a revenue ruling, revenue procedure, notice or announcement (which notice or announcement is published in the Internal Revenue Bulletin), on or after March 7, 1997), there is more than an insubstantial risk that (i) interest payable to the Trust on the Debentures would not be deductible by the Company for United States federal income tax purposes or (ii) the Trust will be subject to more than a de minimis amount of other taxes, duties or other governmental charges.

      "Trust" means RenaissanceRe Capital Trust, a Delaware statutory business trust, sponsored by RenaissanceRe Holdings Ltd. for the purpose of issuing Trust Securities in connection with the issuances of Debentures under this Indenture.

      "Trust Agreement" means the Amended and Restated Declaration of Trust among the Trustees named therein and the Company, as sponsor, as amended.

      "Trust Indenture Act" means the Trust Indenture Act of 1939, as in force at the date as of which this instrument was executed, except as provided in Section 9.5.

      "Trust Securities" means Common Securities and Capital Securities.

      "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean or include each Person who is then a Trustee hereunder.

      "U.S. Government Obligations" has the meaning specified in Section 4.4.

      "Unrestricted Global Capital Security" has the meaning specified in the Trust Agreement.

      "Unrestricted Global Debenture" shall have the meaning specified in
Section 2.1 hereof.

      "Vice President," when used with respect to the Company or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president."



      SECTION 1.2.      Compliance Certificates and Opinions.


      Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee an Officer's Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.


      Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include,


            (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;


            (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;


            (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

            (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.



      SECTION 1.3. Form of Documents Delivered to Trustee.


      In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

      Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.


      Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.



      SECTION 1.4. Acts of Holders; Record Dates.


      (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Indenture to be given or taken by Holders shall be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 6.1) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

      (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.


      (c)   The ownership of Debentures shall be proved by the Debenture
Register.


      (d) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Debenture shall bind every future Holder of the same Debenture and the Holder of every Debenture issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Debenture.


      (e) The Company may, in the circumstances permitted by the Trust Indenture Act, fix any day as the record date for the purpose of determining the Holders of Debentures entitled to give or take any request, demand, authorization, direction, notice, consent, waiver or other action, or to vote on any action, authorized or permitted to be given or taken by Holders of Debentures. If not set by the Company prior to the first solicitation of a Holder of Debentures made by any Person in respect of any such action, or, in the case of any such vote, prior to such vote, the record date for any such action or vote shall be the 30th day (or, if later, the date of the most recent list of Holders required to be provided pursuant to Section 7.1 hereof) prior to such first solicitation or vote, as the case may be. With regard to any record date for action to be taken by the Holders of Debentures, only the Holders of Debentures on such date (or their duly designated proxies) shall be entitled to give or take, or vote on, the relevant action.



      SECTION 1.5.      Notices, Etc., to Trustee and Company.


      Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or finished to, or filed with,


            (1) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office,
      Attention:  Corporate Trust

      Administration; provided, however, that no such instrument will not be considered properly given if submitted in an electronic format, i.e., by E-Mail or otherwise, or


            (2) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company addressed to it at the address of its principal office specified in the first paragraph of this instrument or at any other address previously furnished in writing to the Trustee by the Company.



      SECTION 1.6. Notice to Holders; Waiver.


      Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at his address as it appears in the Debenture Register, not later than the latest date and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.


      In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.



      SECTION 1.7.      Conflict with Trust Indenture Act.


      Except as otherwise expressly provided herein, the Trust Indenture Act shall apply as a matter of contract to this Indenture for purposes of interpretation, construction and defining the rights and obligations hereunder, and this Indenture, the Company, and the Trustee shall be deemed for all purposes hereof to be subject to and governed by the Trust Indenture Act to the same extent as would be the case if this Indenture were qualified under that Act on the date hereof. Except as otherwise provided herein, if any provision hereof limits, qualifies or conflicts with the duties imposed by any of Sections 310 to 317, inclusive, of the Trust Indenture Act through operation of Section 318(c) thereof, such imposed duties shall control.

                                  ARTICLE II.

                                 SECURITY FORM



      SECTION 2.1.       Forms Generally.


      The Debentures and the Trustee's certificate of authentication shall be in substantially the form set forth in Exhibit A with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture or any supplemental indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or Clearing Agency therefor or as may, consistently herewith, be determined by the officers executing such Debentures, as evidenced by their execution of such Debentures.


      The certificates evidencing Debentures may be produced in any manner as determined by the officers executing such Debentures, as evidenced by their execution of such Debentures.



      SECTION 2.2.      Global Securities.

      (a) Debentures may be issued as Global Debentures or as Definitive Debentures.


      (b) The Global Debentures shall represent the aggregate amount of outstanding Debentures from time to time endorsed thereon; provided, that the
                                                           --------
aggregate amount of outstanding Debentures represented thereby may from time to time be reduced or increased, as appropriate, to reflect exchanges and cancellations. Any endorsement of a Global Debenture to reflect the amount of any increase or decrease in the amount of outstanding Debentures represented thereby shall be made by the Trustee, in accordance with instructions given by the Company as required by this Section 2.2.


      (c) The Global Debentures may be transferred, in whole but not in part, only to the Clearing Agency, nominee of the Clearing Agency, or to a successor Clearing Agency selected or approved by the Company or to a nominee of such successor Clearing Agency.

      (d) Neither the Company nor the Trustee shall have any responsibility or obligation to any Clearing Agency direct participant (a "Participant") or to any Beneficial Owner. The Company and the Trustee shall have no responsibility or obligation with respect to (i) the accuracy of the records of any Clearing Agency with respect to any beneficial ownership interest in a Global Debenture, (ii) the delivery to any Participant, Beneficial Owner or other Person, other than the Clearing Agency, of any notice with respect to a Global Debenture, including any notice of redemption, (iii) the payment to any Participant,

Beneficial Owner or other Person, other than the Clearing Agency, of any amount with respect to the payment of the principal or Redemption Price of or interest on a Global Debenture, or (iv) any consent or waiver given or other action taken by the Clearing Agency as Holder of a Global Debenture. The Company and the Trustee may treat the Clearing Agency as, and deem the Clearing Agency to be, the Holder of any Global Debenture in whose name such Global Debenture is registered in the Debenture Register for all purposes whatsoever including (but not limited to) (A) payment of the principal or Redemption Price of and interest on each such Global Debenture, (B) giving notices of redemption and other matters with respect to such Global Debenture, (C) registering transfers with respect to such Global Debenture and (D) approval of supplemental indentures.


      (e) If at any time the Clearing Agency notifies the Company that it is unwilling or unable to continue as Clearing Agency or the Clearing Agency has ceased to be a clearing agency registered under the Exchange Act, and a successor Clearing Agency is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such condition, as the case may be, the Company shall execute, and the Trustee, upon written notice from the Company, shall authenticate and make available for delivery the Definitive Debentures, in authorized denominations, and in an aggregate principal amount equal to the principal amount of the Global Debentures in exchange for such Global Debentures. If there is an Event of Default, the Clearing Agency shall have the right to exchange the Global Debentures for Definitive Debentures. In addition, the Company may at any time determine that the Debentures shall no longer be represented by a Global Debenture. In the event of such an Event of Default or such a determination, the Company shall execute, and subject to Section 3.6, the Trustee, upon receipt of an Officers' Certificate evidencing such determination by the Company, shall authenticate and make available for delivery the Definitive Debentures, in authorized denominations, and in an aggregate principal amount equal to the principal amount of the Global Debentures in exchange for such Global Debentures. Upon the exchange of Global Debentures for such Definitive Debentures, the Global Debentures shall be cancelled by the Trustee. Definitive Debentures issued in exchange for a Global Debenture shall be registered in such names and in such authorized denominations as the Clearing Agency, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. The Trustee shall deliver such Definitive Debentures to the Clearing Agency for delivery to the Persons in whose names such Definitive Debentures are so registered.

                                 ARTICLE III.

                                THE SECURITIES


      SECTION 3.1.      Execution and Authentication.


      Debentures shall be signed for the Company by the manual or facsimile signature of the Chairman of the Board, the President or a Vice-President and by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary, of the Company. If an officer whose signature is on a Debenture no longer holds that office at the time the Debenture is authenticated, the Debenture shall nevertheless be valid.


      A Debenture shall not be valid until authenticated by the manual signature of an authorized officer of the Trustee. The signature of the Trustee shall be conclusive evidence that the Debenture has been authenticated under this Indenture. Each Debenture shall be dated the date of its authentication. The form of Trustee's certificate of authentication to be borne by the Debentures shall be substantially as set forth in Exhibit A hereto.


      The Trustee shall, upon a Company Order, authenticate for original issue up to $103,092,783.51 in aggregate principal amount of Debentures. The Debentures shall be registered upon authentication and delivery in the names specified in the Company Order.


      Series A Debentures shall be in authorized denominations of $100,000 or integral multiples of $1,000 in excess thereof, except that one Series A Debenture may be in the principal amount of $3,092,783.51.


      The Debentures are issuable in two Series, the "8.54% Junior Subordinated Deferrable Interest Debentures, Series A" (the "Series A Debentures") and the "8.54% Junior Subordinated Deferrable Interest Debentures, Series B" (the "Series B Debentures") The Series A Debentures and the Series B Debentures shall be of equal rank, without preference as to any payment or obligation under this Indenture. As of the Closing Time and up until the consummation of the Exchange Offer, the Trustee shall authenticate and deliver only Series A Debentures. Series B Debentures shall be authenticated and delivered only as provided in Section 3.6(c).


      SECTION 3.2.      Form and Payment.


      Except as provided in Section 3.4, the Debentures shall be issued as Definitive Debentures. Principal of, Redemption Price, if any, and interest on the Definitive Debentures will be payable, the transfer of such Definitive Debentures will be registrable and such Definitive Debentures will be exchangeable for Definitive Debentures bearing identical terms and provisions at the office of the Paying Agent; provided, however, that payment of interest with respect to the Debentures may be made at the option of the Company (i) by check mailed to the Holder at such address as shall appear in the Debenture Register or (ii) by transfer to an account maintained by the Person entitled thereto, provided that proper transfer instructions have been received in writing by the relevant record date. Notwithstanding the foregoing, so long as the Holder of all Outstanding Debentures is the Property Trustee, the payment of the principal or Redemption Price of and interest on such Debentures will be made at such place and to such account as may be designated by the Property Trustee.


      SECTION 3.3.  Legends.


      (a) Except as permitted by subsection (b) of this Section 3.3 or as otherwise determined by the Company in accordance with applicable law, each Debenture shall bear the applicable legends relating to restrictions on transfer pursuant to the securities laws in substantially the form set forth in Exhibit A hereto.


      (b) The Company shall issue and the Trustee shall authenticate Series B Debentures in exchange for Series A Debentures accepted for exchange in the Exchange Offer, which Series B Debentures shall not bear the legends required by subsection (a) above, in each case unless the holder of such Series A Debentures is either (A) a broker-dealer who purchased such Series A Debentures directly from the Company for resale pursuant to Rule 144A or any other available exemption under the Securities Act, (B) a Person participating in the distribution of the Series A Debentures or (C) a Person who is an affiliate (as defined in Rule 144 under the Securities Act) of the Company.


      SECTION 3.4.  Dissolution of the Trust.

      (a) In connection with a Dissolution Event, the Trustee shall register the transfers of Debentures in such series (subject to Section 3.6(c)), in such principal amounts and registered in such names as the Property Trustee shall direct in its assignment of Debentures to the holders of Trust Securities. The Trustee shall as promptly as reasonably practicable authenticate and deliver to an Administrative Trustee Debentures in authorized denominations in such amounts, registered in such names and in such forms (Global Debentures or Definitive Debentures) as the Property Trustee shall have directed in its assignment.

      (b) In connection with the procedures specified in paragraph (b) above, only Series A Debentures shall be issued for Series A Capital Securities or Common Securities and Series B Debentures shall be issued for only Series B Capital Securities.

      (c)   Any Debentures authenticated and delivered pursuant to paragraph
(a) above shall bear the legends as appear on the Trust Security certificates for which such Debentures are so exchanged, mutatis mutandis.


      SECTION 3.5.  Interest.

      (a) Each Debenture will bear interest at the rate of 8.54% per annum, except as provided in Section 3.5(d) (the "Coupon Rate"), from the most recent date to which interest has been paid or duly provided for or, if no interest has been paid or duly provided for, from the Issue Date, until the principal thereof becomes due and payable, and at the rate of 8.54% per annum on any overdue principal or Redemption Price and (to the extent that payment of such interest is enforceable under applicable law) on any overdue installment of interest, compounded semi-annually, payable (subject to the provisions of Article XII) semi-annually in arrears on March 1 and September 1 of each year (each, an "Interest Payment Date"), commencing on September 1, 1997, to the Person in whose name such Debenture is registered, which, in respect of (i) any Debentures of which the Property Trustee is the Holder or
(ii) a Global Debenture, shall be the close of business on the Business Day next preceding an Interest Payment Date; in respect of any other Debentures, the Regular Record Date shall be the fifteenth day preceding an Interest Payment Date.

      (b) Interest will be computed on the basis of a 360-day year consisting of twelve 30-day months and, for any period of less than a full calendar month, the number of days lapsed in such month. In the event that any Interest Payment Date falls on a day that is not a Business Day, then payment of interest payable on such date will be made on the next succeeding day which is a Business Day (and without any interest or other payment in respect of any such delay), with the same force and effect as if made on such Interest Payment Date.

      (c) The Company will not be responsible for, nor will the Company be required to compensate Holders of Debentures for any withholding taxes that are imposed on interest payments on the Debentures.

      (d) The Coupon Rate may be adjusted from time to time in accordance with the Registration Rights Agreement in payment of any Liquidated Damages thereunder.


      SECTION 3.6.  Transfer and Exchange.

      (a)   Transfer Restrictions.  The Series A Debentures, and those Series
            ---------------------
B Debentures with respect to which any Person described in Section 3.3(b)(A),
(B) or (C) is the beneficial owner, may not be transferred except in compliance with the legend contained in Exhibit A unless otherwise determined by the Company, in its sole discretion, in accordance with applicable law. Upon a distribution of the Debentures following a Dissolution Event, the Company and the Trustee shall enter into a supplemental indenture pursuant to
Section 9.01 to provide for the transfer restrictions and procedures with respect to the Debentures substantially similar to those contained in the Trust Agreement to the extent applicable under the circumstances existing at such time.

      (b)  General Provisions Relating to Transfers and Exchanges.  Upon
           ------------------------------------------------------
surrender for registration of transfer of any Debenture at the office or agency of the Company maintained for the purpose pursuant to Section 10.2, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Debentures of the same series, of any authorized denominations and of a like aggregate principal amount.

      At the option of the Holder, Debentures of any series may be exchanged for other Debentures of the same series, of any authorized denominations and of a like aggregate principal amount, upon surrender of the Debentures to be exchanged at such office or agency. Whenever any Debentures are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Debentures which the Holder making the exchange is to receive.

      Every Debenture presented or surrendered for registration of transfer or exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Debenture Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

      All Definitive Debentures and Global Debentures issued upon any registration of transfer or exchange of Definitive Debentures or Global Debentures shall be obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Definitive Debentures or Global Debentures surrendered upon such registration of transfer or exchange.

      No service charge shall be made to a Holder for any registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other administrative expenses (including the fees and expenses of the Trustee) that may be connected therewith.

      The Company shall not be required to (i) issue, register the transfer of or exchange Debentures during a period beginning at the opening of business 15 days before the day of mailing of a notice of redemption or any notice of selection of Debentures for redemption under Article XI hereof and ending at the close of business on the day of such mailing; or (ii) register the transfer of or exchange any Debenture so selected for redemption in whole or in part, except the unpaid portion of a Debenture being prepaid in part.

      (c)   Exchange of Series A Debentures for Series B Debentures.  The
            -------------------------------------------------------
Series A Debentures may be exchanged for Series B Debentures pursuant to the terms of the Exchange Offer. The Trustee shall make the exchange as follows:

      The Company shall present the Trustee with an Officers' Certificate certifying as to the following information:

            (i) upon issuance of the Series B Debentures, the transactions contemplated by the Exchange Offer shall have been consummated; and

            (ii) the principal amount of Series A Debentures properly tendered in the Exchange Offer that are represented by a Global Debenture and the principal amount of Series A Debentures properly tendered in the Exchange Offer that are represented by Definitive Debentures, the name of each Holder of such Definitive Debentures, the principal amount properly tendered in the Exchange Offer by each such holder and the name and address to which Definitive Debentures representing Series B Debentures shall be registered and sent for each such Holder.

      The Trustee, upon receipt of (i) such Officers' Certificate, (ii) an Opinion of Counsel (x) to the effect that the Series B Debentures have been registered under Section 5 of the Securities Act and the Indenture has been qualified under the Trust Indenture Act and (y) with respect to the matters set forth in Section 3(m) of the Registration Rights Agreement and (iii) a Company Order, shall authenticate (A) a Global Debenture for Series B Debentures in aggregate principal amount equal to the aggregate principal amount of Series A Debentures represented by a Global Debenture indicated in such Officers' Certificate as having been properly tendered and (B) Definitive Debentures representing Series B Debentures registered in the names of, and in the principal amounts indicated in, such Officers' Certificate.

      If less than all of the principal amount of a Global Debenture for the Series A Debentures is to be exchanged for a Global Debenture for the Series B Debentures, the Trustee shall make an endorsement on such Global Debenture for Series A Debentures indicating a reduction in the principal amount represented thereby.

      The Trustee shall deliver such Definitive Debentures for Series B Debentures to the Holders thereof as indicated in such Officers' Certificate.

      (d)  Minimum Transfers.  Debentures may only be transferred in minimum
           -----------------
blocks of $100,000 and integral multiples of $1,000 in excess thereof.

      SECTION 3.7.      Mutilated, Destroyed, Lost and Stolen Debentures.


      If any mutilated Debenture is surrendered to the Trustee, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Debenture of the same series and of like tenor and principal amount and bearing a number not contemporaneously Outstanding.


      If there shall be delivered to the Company and the Trustee (i) evidence to their satisfaction of the mutilation, destruction, loss or theft of any Debenture and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Debenture has been acquired by a bona fide purchaser, the Company shall execute and upon its written request the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Debenture, a new Debenture of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding.


      In case any such mutilated, destroyed, lost or stolen Debenture has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Debenture, pay such Debenture.


      Every new Debenture of any series issued pursuant to this Section in lieu of any mutilated, destroyed, lost or stolen Debenture shall constitute an original additional contractual obligation of the Company, whether or not the mutilated, destroyed, lost or stolen Debenture shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Debentures of that series duly issued hereunder.


      The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Debentures.



      SECTION 3.8.      Payment of Interest, Interest Rights Preserved.


      Interest on any Debenture which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Debenture (or one or more Predecessor Debentures) is registered at the close of business on the Regular Record Date for such interest.


      Interest on any Debenture (including any Deferred Interest at the end of an Extension Period) which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in clause (1) or (2) below:


            (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Debentures (or their respective Predecessor Debentures) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Debenture of such series and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder of Debentures of such series at his address as it appears in the Debenture Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Debentures (or their respective Predecessor Debentures) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following clause (2).


            (2) The Company may make payment of any Defaulted Interest on the Debentures in any other lawful manner not inconsistent with the requirements of any securities exchange or automated quotation system, or any similar organization on which such Debentures may be listed, and upon such notice as may be required by such exchange, quotation system or organization if, after written notice given by the Company to the Trustee of the proposed payment pursuant to this Clause, such manner of payment shall be deemed practicable by the Trustee in its sole discretion.

      Subject to the foregoing provisions of this Section, each Debenture delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Debenture shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Debenture.



      SECTION 3.9.      Persons Deemed Owners.


      The Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name any Debenture is registered as the owner of such Debenture for the purpose of receiving payment of principal or Redemption Price of and (subject to Section 3.8) interest on such Debenture and for all other purposes whatsoever, whether or not such Debenture be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.


      Notwithstanding the foregoing, with respect to any Global Debenture, nothing herein shall prevent the Company, the Trustee, or any agent of the Company or the Trustee, from giving effect to any written certification, proxy or other authorization furnished by a Clearing Agency or impair, as between a Clearing Agency and Beneficial Owners, the operation of customary practices governing the exercise of the rights of the Clearing Agency as Holder of such Global Debenture.



      SECTION 3.10.     Cancellation.


      All Debentures surrendered for payment, redemption, registration of transfer or exchange shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly cancelled by it. The Company may at any time deliver to the Trustee for cancellation any Debentures previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Debentures so delivered shall be promptly cancelled by the Trustee. No Debentures shall be authenticated in lieu of or in exchange for any Debentures cancelled except as otherwise expressly permitted by this Indenture.



      SECTION 3.11.     CUSIP Numbers.


      The Company in issuing the Debentures may use "CUSIP," "CINS" or "ISIN" numbers (if then generally in use), and, if so, the Trustee shall use such numbers in notices of redemption as a convenience to Holders; provided that the Trustee shall assume no responsibility for the accuracy of such numbers and any such redemption shall not be affected by any defect in or omission of such numbers.

      SECTION 3.12.     Right of Set-Off.


      With respect to the Debentures initially issued to the Trust, notwithstanding anything to the contrary herein, the Company shall have the right to set off any payment it is otherwise required to make in respect of any such Debenture to the extent the Company has theretofore made, or is concurrently on the date of such payment making, a payment under the Capital Securities Guarantee relating to such Debenture or to a holder of Capital Securities pursuant to a Direct Action undertaken under Section 5.8.

                                  ARTICLE IV.

                    SATISFACTION AND DISCHARGE; DEFEASANCE



      SECTION 4.1.       Satisfaction and Discharge of Indenture.


      This Indenture shall, upon a Company Request, cease to be of further effect (except as to any surviving rights of registration of transfer or exchange of Debentures herein expressly provided for), and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when


      (1)   either


                  (A) all Debentures theretofore authenticated and delivered (other than (i) Debentures which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 3.7 and (ii) Debentures for whose payment money has theretofore been deposited in trust or deposited in trust and thereafter repaid to the Company, as provided in Section 10.3) have been delivered to the Trustee for cancellation; or


            (B)...all such Debentures not theretofore delivered to the Trustee for cancellation


                  (i)  have become due and payable, or


                  (ii) will become due and payable at Maturity within one year, provided, the Company shall have made arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company in the, and the Company, in the case of (i) or (ii) above, has deposited or caused to be deposited with the Trustee as trust funds in trust an amount sufficient to pay and discharge the entire indebtedness on such Debentures not theretofore delivered to the Trustee for cancellation, for payment of principal or Redemption Price and interest to the date of such deposit (in the case of Debentures which have become due and payable) or to Maturity, excluding Additional Interest;


      (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and


      (3) the Company has delivered to the Trustee an Officers' Certificate stating that all conditions precedent herein provided relating to the satisfaction and discharge of this Indenture have been complied with and an Opinion of Counsel.


      Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company under Sections 6.7, the Company's obligations to pay the expenses of the Trust under Section 3.5(c) (except upon the application of subclauses 1(A) or 1(B)(i) above), 6.14, and, if money shall have been deposited with the Trustee pursuant to subclauses (A) and (B) of clause (1) of this Section, the obligations of the Trustee under Sections 4.5 and 4.6 and the last paragraph of Section 10.3 shall survive.



      SECTION 4.2.      Defeasance and Discharge.


      In addition to discharge of this Indenture pursuant to Section 4.1, the Company shall be deemed to have paid and discharged the entire indebtedness on all Debentures on and after the date the conditions set forth in Section
4.4 are satisfied with respect to this Section (hereinafter called "Defeasance"), and the provisions of this Indenture shall no longer be in effect except for the provisions contained in Sections 3.5, 3.6, 4.2, 4.5, 4.6, 7.1 and 10.1 and Article VI, and the Trustee at the cost and expense of the Company, shall execute proper instruments acknowledging the Defeasance and discharge.



      SECTION 4.3.      Covenant Defeasance.


      The Company shall be released from and incur no liability for its noncompliance with the obligations of the Company under the covenants, representations and warranties of this Indenture, other than those contained in Sections 3.5, 3.6, 4.2, 4.5, 4.6, 7.1 and 10.1 and Article VI, on and after the date the conditions set forth in Section 4.4 are satisfied with respect to this Section, (hereinafter called "Covenant Defeasance"). Upon a Covenant Defeasance, occurrence of any event specified in Section 5.1(3) shall be deemed not to be or result in an Event of Default. The Trustee, at the cost and expense of the Company, shall execute proper instruments acknowledging the Covenant Defeasance.



      SECTION 4.4.      Conditions to Defeasance or Covenant Defeasance.

      The following shall be the conditions to application of either Section 4.2 and 4.3 to the Outstanding Debentures:

            (a) with respect to Section 4.2 or 4.3, the Company has irrevocably deposited or caused to be irrevocably deposited with the Trustee as funds in trust, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of Debentures (i) cash in an amount, or (ii) direct obligations of the United States of America, backed by its full faith and credit ("U.S. Government Obligations"), maturing as to principal and/or interest, at such times and in such amounts as will insure the availability of cash, or (iii) a combination thereof, in each case sufficient (without reinvestment), in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge the principal or Redemption Price of and interest, excluding Additional Interest, on all Debentures on each date that such principal or Redemption Price and interest is due and payable (such deposit, the "Defeasance Deposit");

            (b) with respect to Section 4.2 or 4.3, such Defeasance or Covenant Defeasance will not result in a breach or violation of, or constitute a default under, this Indenture or any agreement or instrument to which the Company is a party or by which it is bound;

            (c) with respect to Section 4.2 or 4.3, such Defeasance or Covenant Defeasance shall not cause the trust holding the Defeasance Deposit to be required to qualify as a regulated investment company under the Investment Company Act of 1940, as amended, unless it is qualified as such,

            (d) with respect to Section 4.2 or 4.3, the Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent contemplated by this provision for Defeasance or Covenant Defeasance, as appropriate, have been complied with;

            (e) with respect to Section 4.2 only, the Company has delivered to the Trustee an Opinion of Counsel based on the fact that (x) the Company has received from, or there has been published by, the Internal Revenue Service a ruling or (y), since the date hereof, there has been a change in the applicable United States federal income tax law, in either case to the effect that, and such opinion shall confirm that, the Holders of the Debentures will not recognize income, gain or loss for federal income tax purposes as a result of the Defeasance and will be subject to federal income tax on the same amount and in the same manner and at the same times, as would have been the case if such Defeasance had not occurred;

            (f) with respect to Section 4.2 only, no Event of Default or event which with notice or lapse of time or both would become an Event of Default shall have occurred and be continuing (A) on the date of the Defeasance Deposit or (B) insofar as Sections 5.1(5) and (6) of this Indenture are concerned, at any time during the period beginning on such date and ending on the

91st day after the date of such deposit or, if longer, ending on the date following the expiration of the longest preference period applicable to the Company in respect of the Defeasance Deposit; and

            (g) with respect to Section 4.3 only, the Company has delivered to the Trustee an Opinion of Counsel to the effect that, and such opinion shall confirm that, the Holders of the Debentures will not recognize income, gain or loss for federal income tax purposes as a result of the Covenant Defeasance and will be subject to federal income tax on the same amount and in the same manner and at the same times, as would have been the case if such Covenant Defeasance had not occurred.



      SECTION 4.5.      Application of Trust Money.


      Subject to the provisions of the last paragraph of Section 10.3, the Defeasance Deposit shall be held in trust, and all money earned on such Defeasance Deposit shall be applied by it, in accordance with the provisions of the Debentures and this Indenture, to the payment, either directly or through any Paying Agent as the Trustee may determine, to the Persons entitled thereto, of the principal or Redemption Price and interest other than Additional Interest for whose payment the Defeasance Deposit has been deposited with the Trustee.



      SECTION 4.6.      Indemnity for U.S. Government Obligations.


      The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the U.S. Government Obligations deposited pursuant to Section 4.4 or the principal or interest received in respect of such obligations other than any such tax, fee or other charge that by law is for the account of the Holders of the Outstanding Debentures.


      This obligation set forth in this Section 4.6 shall survive the resignation or removal of the Trustee or the discharge of this Indenture.

                                  ARTICLE V.

                                   REMEDIES



      SECTION 5.1.      Events of Default.


      "Event of Default" means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

            (1) default in the payment of interest on the Debentures or Other Debentures when it becomes due and payable, and continuance of such default for a period of 30 days (subject to the deferral of any due date in the case of an Extension Period); or


            (2) default in the payment of the principal or Redemption Price on the Debentures or Other Debentures at their Maturity; or


            (3) default in the performance, or breach, of any covenant or warranty of the Company in this Indenture (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with), and continuance of such default or breach for a period of 90 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in aggregate principal amount of the Outstanding Debentures a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or


            (4)   the entry by a court having jurisdiction in the premises of
      (A) a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or (B) a decree or order adjudging the Company as bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company under any applicable Federal or State law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 30 consecutive days; or


            (5) the commencement by the Company of a voluntary case or proceeding under any applicable bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Company or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company in furtherance of any such action.



      SECTION 5.2.      Acceleration of Maturity; Rescission and Annulment.


            (a) If an Event of Default occurs and is continuing, then in every such case the Trustee, if the Trustee has actual knowledge thereof, or the Holders of not less than 25% in aggregate principal amount of the Outstanding Debentures of that series may, but shall not be obligated to, declare the principal amount of all of the Debentures to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders), and upon such declaration such principal amount (or specified amount) shall become immediately due and payable.


            (b) At any time after such declaration of acceleration has been made, the Holders of Debentures representing a majority in aggregate principal amount of the Outstanding Debentures, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if


      (1) the Company has paid or deposited with the Trustee a sum sufficient to pay


            (A)   all overdue interest, and


            (B) the principal or Redemption Price of any Debentures which have become due otherwise than by such declaration of acceleration and interest thereon at the rate or rates prescribed therefor,


and


      (2) all Events of Default, other than the nonpayment of the principal or Redemption Price of Debentures which have become due solely by such declaration of acceleration, have been cured or waived as provided herein.


No such rescission shall affect any subsequent default or impair any right consequent thereon.

      SECTION 5.3. Collection of Indebtedness and Suits for Enforcement by Trustee.


      The Company covenants that if


            (1) default is made in the payment of any interest, if any, to the extent the Company is not entitled to further extend the payment of such interest pursuant to Article XII on any Debenture when such interest becomes due and payable and such default continues for a period of 30 days, or


            (2) default is made in the payment of the principal or Redemption Price of any Debenture at the Maturity thereof, then the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Debentures, the whole amount then due and payable on such Debentures for principal or Redemption Price and interest, and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal or Redemption Price, on any overdue interest, at the Coupon Rate, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.


      If the Company fails to pay such amount forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due unpaid, may, in its discretion, prosecute such proceeding to judgment or final decree and may enforce the same against the Company or any other obligor upon such Debentures and collect the monies adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon such Debentures, wherever situated.


      If an Event of Default of which a Responsible Officer of the Trustee has actual knowledge with respect to Debentures occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Debentures by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.



      SECTION 5.4.      Trustee May File Proofs of Claim.


      In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Debentures or the property of the Company or of such other obligor or their creditors, the Trustee

(irrespective of whether the principal or Redemption Price of any of the Debentures shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of any overdue amount) shall be entitled and empowered, by intervention in such proceeding or otherwise,


            (i) to file and prove a claim for the whole amount if owing and unpaid in respect of the Debentures and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding, and


            (ii) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same;


and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 6.7.


      Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Debentures or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.


      SECTION 5.5.      Trustee May Enforce Claims Without Possession of
Debentures.


      All rights of action and claims under this Indenture or the Debentures may be prosecuted and enforced by the Trustee without the possession of any of the Debentures or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Debentures in respect of which such judgment has been recovered.

      SECTION 5.6.     Application of Money Collected.


      Any money collected by the Trustee pursuant to this Article (other than pursuant to Section 5.2(b)) shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal or Redemption Price and interest upon presentation of the Debentures and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:


            FIRST:  To the payment of all amounts due the Trustee under
      Section 6.7;


            SECOND: To the payment of all Senior Indebtedness of the Company if and to the extent required by Article XIII;


            THIRD: To the payment of the amounts then due and unpaid for principal or Redemption Price of and interest on the Debentures in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Debentures for principal or Redemption Price and interest; and


            FOURTH:  To the Company.



      SECTION 5.7.     Limitation on Suits.


      No Holder of any Debenture shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless


            (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Debentures;


            (2) the Holders of not less than 25% in aggregate principal amount of the Outstanding Debentures shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;


            (3) such Holder or Holders have offered to the Trustee indemnity, reasonably satisfactory to the Trustee, against the costs, expenses (including reasonable legal fees and expenses) and liabilities to be incurred in compliance with such request;


            (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

            (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of all Outstanding Debentures;


it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other of such Holders, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all of such Holders.


      SECTION 5.8. Unconditional Right of Holders to Receive Principal or Redemption Price and Interest.


      Notwithstanding any other provision in this Indenture, the Holder of any Debenture shall have the right, which is absolute and unconditional, to receive payment of the principal or Redemption Price of and interest on such Debenture when due and payable in accordance with its terms and to institute suit for the enforcement of any such payment, and such rights shall not be impaired or affected without the consent of such Holder. Subject to prior subrogation with respect to such payment pursuant to Section 15.1, any registered holder of Capital Securities shall have the right pursuant to the Trust Agreement upon the occurrence of an Event of Default described in
Section 5.1(1), 5.1(2) or 5.1(3), to institute a suit directly against the Company for enforcement of payment to such holder of principal or Redemption Price of and interest on the Debentures having an aggregate principal amount equal to the aggregate Liquidation Amount of such Capital Securities held by such holder.



      SECTION 5.9.     Restoration of Rights and Remedies.


      If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.



      SECTION 5.10.    Rights and Remedies Cumulative.


      Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Debentures in the last paragraph of
Section 3.6, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.



      SECTION 5.11.    Delay or Omission Not Waiver.


      No delay or omission of the Trustee or of any Holder of any Debentures to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.



      SECTION 5.12.    Control by Holders.


      The Holders of a majority in aggregate principal amount of the Outstanding Debentures shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, provided that


            (i) such direction shall not be in conflict with any rule of law or with this Indenture, and


            (ii) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.



      SECTION 5.13.    Waiver of Past Defaults.


      The Holders of not less than a majority in aggregate principal amount of the Outstanding Debentures may on behalf of the Holders of all the Debentures waive any past default hereunder and its consequences, except a default


            (1) in the payment of the principal or Redemption Price of and interest on any Debenture unless such default has been cured pursuant to Section 5.2(b), or


            (2)   in respect of a covenant or provision hereof which under
      Article IX cannot be modified or amended without the consent of the Holder of each Outstanding Debenture.


      Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon.

      SECTION 5.14.    Undertaking for Costs.


      All parties to this Indenture agree, and each Holder of any Debenture by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by its Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Company, to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in principal amount of the Outstanding Debentures, or to any suit instituted by any Holder for the enforcement of the payment of the principal or Redemption Price of and interest on any Debenture on or after the Maturity thereof.



      SECTION 5.15.    Waiver of Stay or Extension Laws.


      The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                  ARTICLE VI.

                                  THE TRUSTEE



      SECTION 6.1.      Certain Duties and Responsibilities.


            (a)   Except during the continuance of an Event of Default:


            (1) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and


            (2) in the absence of negligence or bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture.


            (b) In case an Event of Default of which a Responsible Officer of the Trustee has actual knowledge has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.


            (c) No provisions of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that


            (1) this subsection shall not be construed to limit the effect of subsection (a) of this Section;


            (2) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;


            (3) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of a majority in aggregate principal amount of the Outstanding Debentures determined as provided in Section 5.12, relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture; and


            (4) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or indemnity, reasonably satisfactory to it, against such risk or liability is not reasonably assured to it.


      (d) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

      SECTION 6.2.      Notice of Defaults.


      Within 90 days after the occurrence of any default hereunder, the Trustee shall transmit by mail to all Holders of Debentures, as their names and addresses appear in the Debenture Register, notice of such default hereunder actually known to a Responsible Officer of the Trustee, unless such default shall have been cured or waived; provided that, except in the case of a default in the payment of principal, Redemption Price or interest, the Trustee shall be protected in withholding such notice if and so long as a Responsible Officer of the Trustee in good faith determines that the withholding of such notice is in the interest of the Holders of Debentures; and provided, further, that in the case of any default of the character specified in Section 5.1(3), no such notice to Holders shall be given until at least 30 days after the occurrence thereof. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default.



      SECTION 6.3.      Certain Rights of Trustee.


      Subject to the provisions of Section 6.1:


            (a) the Trustee may conclusively rely and shall be fully protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;


            (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order, and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;


            (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, conclusively rely upon an Officers' Certificate;


            (d) the Trustee may consult with counsel of its selection and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

            (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee security or indemnity, reasonably satisfactory to it, against the cost, expenses and liabilities which might be incurred by it in compliance with such request or direction;


            (f) the Trustee shall not be bound to make any investigation into the facts of matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney;


            (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;


            (h) the Trustee shall not be liable for any action taken, suffered, or omitted to be taken by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture; and


            (i) the Trustee shall not be deemed to have notice of any Event of Default unless a Responsible Officer of the Trustee has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by the Trustee at the Corporate Trust Office of the Trustee, and such notice references the Debentures and this Indenture.


      SECTION 6.4.      Not Responsible for Recitals or Issuance of
Debentures.


      The recitals contained herein and in the Debentures, except the Trustee's certificates of authentication, shall be taken as the statements of the Company, and the Trustee or any Authenticating Agent assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Debentures.
The Trustee or any Authenticating Agent shall not be accountable for the use or application by the Company of Debentures or the proceeds thereof.

      SECTION 6.5.     May Hold Debentures.


      The Trustee, any Authenticating Agent, any Paying Agent, any Debenture Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Debentures and, subject to
Section 6.8 and 6.13, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Debenture Registrar or such other agent.



      SECTION 6.6.     Money Held in Trust.

      Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Company. So long as no Event of Default shall have occurred and be continuing, all interest allowed on any such moneys shall be paid from time to time upon the written order of the Company, signed by the Chairman of the Board of Directors, the President or a Vice President or the Treasurer or an Assistant Treasurer of the Company.



      SECTION 6.7.     Compensation and Reimbursement.


      The Company agrees:


            (1) to pay to the Trustee from time to time such reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provisions of law in regard to the compensation of a trustee of an express trust);


            (2) except as otherwise expressly provided herein or in an agreement between the Company and the Trustee, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and expenses and disbursements of its agents, nominees, custodians and counsel), except any such expense, disbursement or advance as may be attributable to the Trustee's negligence or bad faith; and


            (3) to indemnify the Trustee and its officers, directors, employees and agents for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

      As security for the performance of the obligations of the Company under this Section, the Trustee shall have a lien prior to the Debentures upon all property and funds held or collected by the Trustee as such, except funds held in trust for the benefit of Holders of particular Debentures. The obligations of the Company under this Section shall survive the satisfaction and discharge of this Indenture or the earlier resignation or removal of the Trustee.


      When the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 5.1(4) or Section 5.1(5), the expenses (including the reasonable charges and expenses of its counsel) and the compensation for the services are intended to constitute expenses of administration under any applicable Federal or state bankruptcy, insolvency or other similar law.



      SECTION 6.8.     Disqualification; Conflicting Interests.


      The Trustee shall be subject to the provisions of Section 310(b) of the Trust Indenture Act. Nothing herein shall prevent the Trustee from filing with the Commission the application referred to in the second to last paragraph of said Section 310(b).



      SECTION 6.9.     Corporate Trustee Required, Eligibility.


      There shall at all times be a Trustee hereunder which shall be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by Federal or State authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of said supervision or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.



      SECTION 6.10.    Resignation and Removal, Appointment of Successor.


      (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirement of Section 6.11.

      (b) The Trustee may resign at any time by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee required by Section 6.11 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.


      (c) The Trustee may be removed at any time by Act of the Holders of a majority in aggregate principal amount of the Outstanding Debentures, delivered to the Trustee and to the Company.


      (d)   If at any time:


            (1) the Trustee shall fail to comply with Section 6.8 after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Debenture for at least six months, or


            (2) the Trustee shall cease to be eligible under Section 6.9 and shall fail to resign after written request therefor by the Company or by any such Holder, or


            (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conversation or liquidation, then, in any such case, (i) the Company, by a Board Resolution, may remove the Trustee with respect to all Debentures, or (ii) subject to Section 5.14, any Holder who has been a bona fide Holder of a Debenture for at least six months may, on behalf of himself and all other Holders similarly situated, petition and court of competent jurisdiction for the removal of the Trustee with respect to all Debentures and the appointment of a successor Trustee or Trustees.


      (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, the Company, by a Board Resolution, shall promptly appoint a successor
Trustee or Trustees and shall comply with the applicable requirements of
Section 6.11. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Debentures delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 6.11, become the successor Trustee and to that extent supersede the successor
Trustee appointed by the Company. If no successor Trustee shall have been so appointed by the Company or the Holders and accepted appointment in the manner required by Section 6.11, any Holder who has been a bona fide Holder of a Debenture for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.


      (f) The Company shall give notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee by mailing written notice of such event by first-class mail, postage prepaid, to all Holders of Debentures of such series as their names and addresses appear in the Debenture Register. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office.



      SECTION 6.11.    Acceptance of Appointment by Successor.

      In case of the appointment hereunder of a successor Trustee, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

            (a) Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and conforming to such successor Trustee all such rights, powers and trusts.


            (b) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.


            (c) The Trustee shall not be liable for the acts or omissions to act of any successor Trustee.


      SECTION 6.12. Merger, Conversion, Consolidation or Succession to to Business.


      Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Debentures shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Debentures so authenticated with the same effect as if such successor Trustee had itself authenticated such Debentures.



      SECTION 6.13.    Preferential Collection of Claims Against Company.


      If and when the Trustee shall be or become a creditor of the Company, the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Company.



      SECTION 6.14.    Appointment of Authenticating Agent.


      At any time when any of the Debentures remain Outstanding the Trustee may appoint an Authenticating Agent or Agents which shall be authorized to act on behalf of the Trustee to authenticate Debentures and Debentures so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Debentures by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. The Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by Federal or State authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.


      Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating
Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business or an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.


      Any Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall give notice of such appointment by first-class mail, postage prepaid, to all Holders of Debentures of the series with respect to which such Authenticating Agent will serve, as their names and addresses appear in the Debenture Register. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.


      The Trustee agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section, and the Trustee shall be entitled to be reimbursed for such payments, subject to the provisions of Section 6.7.


      If an appointment with respect to one or more series is made pursuant to this Section, the Debentures may have endorsed thereon an alternative certificate of authentication in the following form:



            This is one of the Debentures of the series designated herein referred to in the within-mentioned Indenture.

                                     [       [Name of Trustee]       ]
                                     ---------------------------------
                                                As Trustee


                                        By
                                          -----------------------
                                           As Authenticating Agent


                                        By
                                          -----------------------
                                           Authorizing Officer

                                 ARTICLE VII.

               HOLDERS LISTS AND REPORTS BY TRUSTEE AND COMPANY

      SECTION 7.1.      Company to Furnish Trustee Names and Addresses of
Holders.


      The Company will furnish or cause to be furnished to the Trustee


            (a) semi-annually not more than 15 days after each Regular Record Date a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders of Debentures as of the preceding June 30 or December 31 or as of such Regular Record Date, as the case may be, and


            (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished if and so long as the Company shall be the Debenture Registrar.


      SECTION 7.2.      Preservation of Information; Communications to
Holders.


            (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section
      7.1 and the names and addresses of Holders received by the Trustee in its capacity as Debenture Registrar. The Trustee may destroy any list furnished to it as provided in Section 7.1 upon receipt of a new list so furnished.


            (b) The rights of Holders to communicate with other Holders with respect to their rights under this Indenture or under the Debentures, and the corresponding rights and privileges of the Trustee, shall be as provided in the Trust Indenture Act.


            (c) Every Holder of Debentures, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders in accordance with Section 7.2(b), regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under Section 7.2(b).

      SECTION 7.3.      Reports by Trustee.


            (a) The Trustee shall transmit to Holders such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act, at the times and in the manner provided pursuant thereto.


            (b) The Trustee shall transmit by mail to all Holders of Debentures, as their names and addresses appear in the Debenture Register, a brief report with respect to the character and amount of any advances (and if the Trustee elects so to state, the circumstances surrounding the making thereof) made by the Trustee (as such) since the date of the last report transmitted pursuant to subsection (a) of this Section (or if no such report has yet been so transmitted, since the date of execution of this instrument) for the reimbursement of which it claims or may claim a lien or charge, prior to that of such Debentures, on property or funds held or collected by it as Trustee and which it has not previously reported pursuant to this subsection, except that the Trustee shall not be required (but may elect) to report such advances if such advances remaining unpaid at any time aggregate 10% or less of the principal amount of such Debentures Outstanding at such time, such report to be transmitted within 90 days after such time.


            (c) A copy of each such report shall, at the time of such transmission to such Holders, be filed by the Trustee with each securities exchange or automated quotation system upon which any such Debentures are listed, if any, with the Commission and with the Company. The Company will notify the Trustee when any such Debentures are listed on any securities exchange or automated quotation system.



      SECTION 7.4.      Reports by Company.


      The Company shall file with the Trustee and with the Commission, and transmit to Holders, such information, documents and other reports, and such summaries thereof, as may be required pursuant to the Trust Indenture Act at the times and in the manner provided in the Trust Indenture Act; provided that any such information, documents or reports required to be filed with the Commission pursuant to Section 13 or Section 15(d) of the Exchange Act shall be filed with the Trustee within 15 days after the same is required to be filed with the Commission. At any time when the Company is not subject to
Section 13 or 15(d) of the Exchange Act, upon the request of a holder or beneficial owner of a Debenture, the Company shall promptly furnish Rule 144A Information, or cause such information to be furnished, to such Holder or beneficial owner or to a prospective purchaser of such Debenture designated by such Holder or beneficial owner in order to permit compliance by such Holder or beneficial owner with Rule 144A under the Securities Act in connection with the resale of such Debenture by such Holder or beneficial owner;

provided, however, that the Company shall not be required to furnish such information at any time to a prospective purchaser located outside the United States who is not a "U.S. person" within the meaning of Regulation S under the Securities Act. The Company also shall comply with the other provisions of Trust Indenture Act Section 314(a).


                                 ARTICLE VIII.

             CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE



      SECTION 8.1.      Company May Consolidate, Etc., Only on Certain Terms.


      The Company shall not (a) consolidate with or merge into any other Person or convey, transfer, sell or lease its properties and assets substantially as an entirety to any Person, and (b) no Person shall consolidate with or merge into the Company or convey, transfer or lease its properties and assets as an entirety or substantially as an entirety to the Company unless:


            (1) in the case of (a) the Person formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance, transfer or sale, or which leases, the properties and assets of the Company substantially as an entirety shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form reasonably satisfactory to the Trustee, the due and punctual payment all amounts due in connection with all the Debentures and the performance of every covenant of this Indenture on the part of the Company to be performed or observed;


            (2) immediately after giving effect to such transaction, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have happened and be continuing; and


            (3) the Company has delivered to the Trustee an Officer's Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, sale, transfer or lease and such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.



      SECTION 8.2.      Successor Corporation Substituted.


      Upon any consolidation of the Company with, or merger of the Company into, any other corporation or any conveyance, transfer, sale or lease of the properties and assets of the Company substantially as an entirety in accordance with Section 8.1, the successor Person formed by such consolidation or into which the

Company is merged or to which such conveyance, transfer, sale or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor corporation had been named as the Company herein, and thereafter, except in the case of a lease, the predecessor Person shall be relieved of all obligations and covenants under this Indenture and the Debentures.


                                  ARTICLE IX.

                            SUPPLEMENTAL INDENTURES



      SECTION 9.1.      Supplemental Indentures Without Consent of Holders.


      Without the consent of any Holders, the Company, when authorized by a Board Resolution, and the Trustee at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:


            (1) to evidence the succession of another Person to the Company and the assumption pursuant to Article VIII by any such successor of the covenants of the Company contained herein and in the Debentures; or


            (2) to add to the covenants of the Company for the benefit of the Holders of Debentures or to surrender any right or power herein conferred upon the Company; or


            (3)    to add any additional Events of Default; or


            (4)    to secure the Debentures; or


            (5) to provide for transfer restrictions on Debentures pursuant to Section 3.6(a) or


            (6) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee;


            (7) to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture, provided such action shall not adversely affect the interests of the Holders of Debentures in any material respect; or


            (8)    to conform to any mandatory provisions of law.

      SECTION 9.2.      Supplemental Indentures with Consent of Holders.


      With the consent of the Holders of not less than a majority in principal amount of the Outstanding Debentures, by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of Debentures under this Indenture; provided that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Debenture affected thereby:


            (1) change the Stated Maturity of, or the date of payment of any installment of principal of or interest on, any Debenture, or reduce the principal amount thereof or the rate of interest thereon or any Redemption Price payable upon the redemption or acceleration thereof, payable, or impair the right to institute suit for the enforcement of any such payment on or after the Maturity thereof, or modify the provisions of this Indenture with respect to the subordination of the Debentures in a manner adverse to the Holders, or


            (2) reduce the percentage in principal amount of the Outstanding Debentures, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or


            (3) modify any of the provisions of this Section or Section 5.13, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Debenture affected thereby; provided that this clause shall not be deemed to require the consent of any Holder with respect to changes in the references to "the Trustee" and concomitant changes in this Section or the deletion of this proviso, in accordance with the requirements of Section 6.11(b) and 9.1(8), or


            (4) remove or impair the rights of any Holder of Debentures to bring a Direct Action in certain circumstances, as provided in Section 15.1.


      It shall not be necessary for any Act of Holders under this Section or for any consent of holders of Trust Securities to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

      SECTION 9.3.      Execution of Supplemental Indentures.


      In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 6.1) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.



      SECTION 9.4.      Effect of Supplemental Indentures.


      Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Debentures theretofore or thereafter authenticated and delivered hereunder shall be bound thereby to the extent provided therein.



      SECTION 9.5.     Conformity with Trust Indenture Act.


      Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act as then in effect.



      SECTION 9.6.     Reference in Debentures to Supplemental Indentures.


      Debentures authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and if required by the Trustee, shall, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Debentures so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Debentures.



                                  ARTICLE X.

                                   COVENANTS



      SECTION 10.1.     Payment of Principal, Redemption Price and Interest.


      The Company covenants and agrees for the benefit of the Debentures that it will duly and punctually pay the principal or Redemption Price of and interest on the Debentures in accordance with the terms of the Debentures and this Indenture, and will duly comply with all other terms, agreements and conditions contained in, or made in the Indenture for the benefit of, the Debentures.



      SECTION 10.2.     Maintenance of Office or Agency.


      The Company will maintain or cause to be maintained in each Place of Payment an office or agency where Debentures may be presented or surrendered for payment, where Debentures may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Debentures and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.


      The Company may also from time to time designate one or more other offices or agencies where the Debentures may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in each Place of Payment for Debentures for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.



      SECTION 10.3.     Money for Debentures Payments to Be Held in Trust.


      If the Company shall at any time act as its own Paying Agent, it will, on or before each due date for the payment of principal, Redemption Price or interest segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the amount so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.


      Whenever the Company shall have appointed one or more Paying Agents, the Company will, prior to each due date for the payment of principal, Redemption Price or interest, deposit with such Paying Agent a sum sufficient to pay the amount so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, Redemption Price or interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

      The Company will cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, and the Company, as initial Paying Agent, hereby agrees subject to the provisions of this Section, that such Paying Agent will:


            (1) hold all sums held by it for the payment of the principal, Redemption Price or interest in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;


            (2) give the Trustee notice of any default by the Company in the making of any payment of principal, Redemption Price or interest;


            (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent; and


            (4) comply with all provisions of the Trust Indenture Act applicable to it as Paying Agent.


      The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee such Paying Agent shall be released from all further liability with respect to such money.

      Any money deposited with the Trustee or any Paying Agent in trust for the payment of any amount due in connection with the principal or Redemption Price of or interest on any Debenture and remaining unclaimed for two years after such amount has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Debenture shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in the Borough of Manhattan, The City of New York, New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.

      SECTION 10.4.  Statement as to Compliance.

      The Company will deliver to the Trustee annually, commencing February 15, 1998, a certificate, from its principal executive officer, principal financial officer or principal accounting officer, stating whether or not to the best knowledge of the signer thereof the Company is in compliance (without regard to periods of grace or notice requirements) with all conditions and covenants under this Indenture, and if the Company shall not be in compliance, specifying such non-compliance and the nature and status thereof of which such signer may have knowledge.



      SECTION 10.5.  Statement by Officers as to Default.

      The Company shall deliver to the Trustee, as soon as possible and in any event within five days after the Company becomes aware of the occurrence of any Event of Default or an event which, with notice or the lapse of time or both, would constitute an Event of Default, an Officers' Certificate setting forth the details of such Event of Default or default and the action which the Company proposes to take with respect thereto.



      SECTION 10.6.  Calculation of Original Issue Discount.

      The Company shall file with the Trustee promptly at the end of each calendar year (i) a written notice specifying the amount of original issue discount (including daily rates and accrual periods) accrued on Outstanding Debentures as of the end of such year and (ii) such other specific information relating to such original issue discount as may then be relevant under the Internal Revenue Code of 1986, as amended from time to time.



      SECTION 10.7.    Covenants as to the Trust.

      For so long as the Trust Securities remain outstanding, the Company covenants (i) to directly or indirectly maintain 100% direct or indirect ownership of the Common Securities; provided, however, that any permitted successor of the Company under Article VIII may succeed to the Company's ownership of such Common Securities, (ii) not to cause, as sponsor of the Trust, or to permit, as holder of the Common Securities, the dissolution, winding-up or termination of the Trust, except as provided under the Trust Agreement or this Indenture, (iii) to use its reasonable efforts to cause the Trust (a) to remain a statutory business trust, except in connection with the distribution of Debentures to the holders of Trust Securities in liquidation of the Trust, the redemption of all the Trust Securities, or certain mergers or consolidations, each as permitted by the Trust Agreement, and (b) to otherwise continue to be classified as a grantor trust for United States federal income tax purposes and (iv) to pay to the Trust all ongoing costs, expenses and liabilities of the Trust (other than the Trust Securities).

      SECTION 10.8.    Restrictions on Certain Payments.

      The Company will not (i) declare or pay any dividends or distributions on, or redeem, purchase, acquire, or make a liquidation payment with respect to, any of the Company's capital stock or (ii) make any payment of principal, interest or premium, if any, on or repay or repurchase or redeem any debt securities of the Company that rank pari passu with or junior in right of payment to the Debentures or (iii) make any guarantee payments with respect to any guarantee by the Company of the debt securities of any subsidiary of the Company if such guarantee ranks pari passu or junior in right of payment to the Debentures (other than (a) dividends or distributions in shares of, or options, warrants or rights to subscribe for or purchase capital stock shares of the Company, (b) any declaration of a dividend in connection with the implementation of a stockholder's rights plan, or the issuance of stock under any such plan in the future, or the redemption or repurchase of any such rights pursuant thereto, (c) payments under the Guarantee, (d) the purchase of fractional shares resulting from a reclassification of the Company's capital stock, (e) the exchange or conversion of any class or series of the Company's (or any subsidiary's) capital stock for another class or series of the Company's (or any subsidiary's) capital stock, or of any class or series of the Company's (or any subsidiary's) indebtedness (f) the purchase of fractional interests in shares of the Company's capital stock pursuant to the conversion or exchange provisions of such capital stock or the security being converted or exchanged; and (g) purchases, redemptions or other acquisitions of the Company's (or any subsidiary's) capital stock under any employment agreement or any benefit plan for the Company's directors, officers, or employees or any dividend reinvestment or director, officer or employee stock purchase plan of the Company) if at such time (1) there shall have occurred and be continuing any event of which the Company has actual knowledge which would constitute an "Event of Default" under the Trust Agreement, (2) there shall have occurred and be continuing any event of which the Company has actual knowledge which would constitute an Event of Default under this Indenture, (3) there shall have occurred and be continuing a payment default under the Trust Agreement or the Indenture, (4) if the Debentures are held by the Trust, the Company shall be in default with respect to its payment of any obligations under the Capital Securities Guarantee or (5) the Company shall have given notice of its election of an Extension Period and shall not have rescinded such notice, and such Extension Period, or any extension thereof, shall be in effect.



      SECTION 10.9.    Waiver of Certain Covenants.


      The Company may omit in any particular instance to comply with any term, covenant or condition set forth in Sections 10.1 to 10.8 hereof, inclusive, with respect to the Debentures if before the time for such compliance the Holders of at least a majority in principal amount of the Outstanding Debentures shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such term, covenant or condition, but no such waiver shall extend to or affect such term, covenant or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such term, covenant or condition shall remain in full force and effect.


      The Company may, but shall not be obligated to, fix a record date for the purpose of determining the Persons entitled to waive any such term, provision or condition. If a record date is fixed, the Holders on such record date or their duly designated proxies, and only such Persons, shall be entitled to waive any such term, provision or condition hereunder, whether or not such Holders remain Holders after such record date; provided, that unless the Holders of at least a majority in principal amount of the Outstanding Debentures shall have waived such term, provision or condition prior to the date which is 90 days after such record date, any such waiver previously given shall automatically and without further action by any Holder be canceled and of no further effect.



                                  ARTICLE XI.


                           REDEMPTION OF SECURITIES



      SECTION 11.1.     Special Event Redemption.

      If a Special Event shall occur and be continuing, the Company may at its option redeem the Debentures in whole (but not in part) within 90 days of the occurrence of such Special Event, at the Special Event Redemption Price. Following a Special Event, the Company shall take such action as is necessary to promptly determine the Special Event Redemption Price, including without limitation the appointment by the Company of a Quotation Agent.



      SECTION 11.2.     Optional Redemption.

      Subject to the provisions of this Article XI, the Company shall have the right to redeem the Debentures, in whole or in part, from time to time, on or after the Initial Optional Redemption Date at a redemption price (the "Optional Redemption Price") equal to the percentage of the principal amount of the Debentures to be specified below, plus, in each case, accrued interest thereon to the date of prepayment if prepaid during the 12-month period beginning March 1 of the years indicated below:

       Year                                Percentage
       ----                                ----------
       2007                                  104.270%
       2008                                  103.843
       2009                                  103.416
       2010                                  102.989
       2011                                  102.562
       2012                                  102.135
       2013                                  101.708
       2014                                  101.281
       2015                                  100.854
       2016                                  100.427
       2017                                  100.000
        and thereafter



      SECTION 11.3.     Election to Redeem, Notice to Trustee.


      In case of any redemption at the election of the Company of less than all the Debentures, the Company shall, at least 60 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee) notify the Trustee of such Redemption Date and of the principal amount of Debentures to be redeemed.



      SECTION 11.4.     Selection by Trustee of Debentures to Be Redeemed.


      If less than all the Debentures of any series are to be redeemed, the particular Debentures to be redeemed shall be redeemed pro rata or by lot or by any other method utilized by the Trustee; provided that if, at the time of redemption, the Debentures are held in the form of one or more Global Debentures, the Clearing Agency shall determine the principal amount of such Debentures held by each Debenture Beneficial Owner to be redeemed in accordance with its procedures.


      The Trustee shall promptly notify the Company in writing of the Debentures selected for redemption and, in case of any Debentures selected for partial redemption, the principal amount thereof to be redeemed.


      For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Debentures shall relate, in the case of any Debentures redeemed or to be redeemed only in part, to the portion of the principal amount of such Debentures which has been or is to be redeemed.



      SECTION 11.5.    Notice of Redemption.


      Notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Debentures to be redeemed, at her address appearing in the Debenture Register.

      All notices of redemption shall state:


            (1)    the Redemption Date,


            (2)    in the case of an Optional Redemption, the Redemption
      Price,


            (3) if less than all the Outstanding Debentures are to be redeemed, the identification (and, in the case of partial redemption, the principal amounts) of the particular Debentures to be redeemed,


            (4) that on the Redemption Date the Redemption Price will become due and payable upon each such Debenture to be redeemed and that interest thereon will cease to accrue on and after said date, and


            (5) the place or places where such Debentures are to be surrendered for payment of the Redemption Price.


      Notice of redemption of Debentures shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company.



      SECTION 11.6.    Deposit of Redemption Price.


      Prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent an amount of money sufficient to pay the Redemption Price of, and accrued interest on, all the Debentures which are to be redeemed by 10:00 a.m., New York time on the Redemption Date.



      SECTION 11.7.    Debentures Payable on Redemption Date.


      Notice of redemption having been given as aforesaid, the Debentures so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Debentures shall cease to bear interest. Upon surrender of any such Debenture for redemption in accordance with said notice, such Debenture shall be paid by the Company at the Redemption Price, together with accrued interest to the Redemption Date.


      If any Debenture called for redemption shall not be so paid upon surrender thereof for redemption, the Redemption Price shall, until paid, bear interest from the Redemption Date at the Coupon Rate to the extent permitted by applicable law.



      SECTION 11.8.    Debentures Redeemed in Part.


      Any Debenture which is to be redeemed only in part shall be surrendered at a Place of Payment for Debentures of that series (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Debenture without service charge, a new Debenture or Debentures of like tenor and of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Debenture so surrendered.



                                 ARTICLE XII.


                     EXTENSION OF INTEREST PAYMENT PERIOD



      SECTION 12.1.     Extension of Interest Payment Period.


      The Company shall have the right, at any time and from time to time during the term of the Debentures, provided no Event of Default has occurred and is continuing to defer payments of interest (including any Liquidated Damages) by extending the interest payment period of the Debentures for a period not exceeding 10 consecutive semi-annual periods (the "Extension Period"), during which Extension Period no interest shall be due and payable on Debentures; provided that no Extension Period may extend beyond the Maturity of any Debenture with respect to such Debenture. To the extent permitted by applicable law, interest, the payment of which has been deferred because of the extension of the interest payment period pursuant to this
Section 12.1, will bear interest thereon at the Coupon Rate compounded semi-annually for each semi-annual period of the Extension Period ("Compounded Interest"). At the end of any Extension Period, the Company shall pay all interest accrued and unpaid on such Debentures, including any Compounded Interest (together, "Deferred Interest") that shall be payable to the Holders of Debentures in whose names such Debentures are registered in the Debenture Register on the first record date after the end of such Extension Period. Before the termination of any Extension Period, the Company may further extend such period; provided that such period together with all such further extensions thereof, shall not exceed 10 consecutive semi-annual periods. Upon the termination of any Extension Period and upon the payment of all Deferred Interest then due, the Company may commence a new Extension Period, subject to the foregoing requirements. No interest on Debentures shall be due and payable during an Extension Period, except at the end thereof, but the Company may prepay at any time all or any portion of the interest accrued during any Extension Period.



      SECTION 12.2.     Notice of Extension.


      (a) If the Property Trustee is the only Holder of Debentures at the time the Company selects an Extension Period, the Company shall give written notice to the Administrative Trustees and the Property Trustee and to the Trustee of its selection of such Extension Period five Business Days before the earlier of (i) the date on which Distributions would be payable, if not for such Extension Period, or (ii) the date the Trust is required to give notice of the record date, or (if applicable) the date such Distributions are payable, to The New York Stock Exchange, Inc. or other applicable self-regulatory organization or to holders of the Capital Securities, but in any event at least five Business Days before such record date.


      (b) If the Property Trustee is not the Holder of Debentures at the time the Company selects an Extension Period, the Company shall give written notice to the Holders of Debentures and the Trustee of its selection of such Extension Period 5 Business Days before the earlier of (i) the next succeeding Interest Payment date, or (ii) the date the Company is required to give notice of the record or payment date of such interest payment to the New York Stock Exchange or other applicable self-regulatory organization or to Holders of Debentures but in any event not less than five Business Days prior to such record date.


                                 ARTICLE XIII.


                          SUBORDINATION OF SECURITIES



      SECTION 13.1.     Agreement to Subordinate.


      The Company covenants and agrees, and each Holder of Debentures issued hereunder by such Holder's acceptance thereof likewise covenants and agrees, that all Debentures shall be issued subject to the provisions of this Article XIII; and each Holder of a Debenture, whether upon original issue or upon transfer or assignment thereof, accepts and agrees to be bound by such provisions.


      The payment by the Company of the principal or Redemption Price of and interest on all Debentures issued hereunder shall, to the extent and in the manner hereinafter set forth, be subordinated and junior in right of payment to the prior payment in full of all Senior Indebtedness of the Company, whether outstanding at the date of this Indenture or thereafter incurred irrespective of any amendment, modification or waiver of any term of such Senior Indebtedness.


      No provision of this Article XIII shall prevent the occurrence of any default or Event of Default hereunder.



      SECTION 13.2.     Default on Senior Indebtedness.


      In the event and during the continuation of any default by the Company in the payment of principal, premium, interest or any other payment due on any Senior Indebtedness of the Company, as the case may be, or in the event that the maturity of any Senior Indebtedness of the Company as the case may be has been accelerated because of a default, then, in either case, no payment shall be made by the Company with respect to the principal or Redemption Price of or interest on the Debentures.


      In the event that, notwithstanding the foregoing, any payment shall be received by the Trustee when such payment is prohibited by the preceding paragraph of this Section 13.2, such payment shall be held in trust for the benefit of, and shall be paid over or delivered to, the holders of Senior Indebtedness of the Company or their respective representatives, or to the trustee or trustees under any indenture pursuant to which any of such Senior Indebtedness may have been issued, as their respective interests may appear, but only to the extent that the holders of the Senior Indebtedness (or their representative or representatives or a trustee) notify the Trustee in writing within 90 days of such payment of the amounts then due and owing on the Senior Indebtedness and only the amounts specified in such notice to the Trustee shall be paid to the holders of Senior Indebtedness.



      SECTION 13.3.     Liquidation; Dissolution; Bankruptcy.


      In the event of (a) any insolvency, bankruptcy, receivership, liquidation, reorganization, readjustment, composition or other similar proceedings relating to the Company, its creditors or its property, (b) any proceeding for the liquidation, dissolution or other winding up of the Company voluntarily or involuntarily, whether or not involving insolvency or bankruptcy proceedings, (c) any assignment by the Company for the benefit of creditors or (d) any other marshalling of the assets of the Company (each such event, if any, herein sometimes referred to as a "Proceeding"), all Senior Indebtedness (including any interest thereon accruing after the commencement of any such proceedings) shall first be paid in full before any payment or distribution, whether in cash, securities or other property, shall be made to any Holder of any of the Debentures on account thereof. Any payment or distribution, whether in cash, securities or other property (other than securities of the Company or any other corporation provided for by a plan of reorganization or readjustment the payment of which is subordinate, at least to the extent provided in these subordination provisions with respect to the indebtedness evidenced by the Debentures, to the payment of all Senior Indebtedness at the time outstanding and to any securities issued in respect thereof under any such plan of reorganization or readjustment), which would otherwise (but for these subordination provisions) be payable or deliverable in respect of the Debentures shall be paid or delivered directly to the holders of Senior Indebtedness in accordance with the priorities then existing among such holders until all Senior Indebtedness (including any interest thereon accruing after the commencement of any Proceeding) shall have been paid in full.

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

      In the event of any Proceeding, after payment in full of all sums owing with respect to Senior Indebtedness, the Holders of the Debentures, together with the holders of any obligations of the Company ranking on a parity with the Debentures, shall be entitled to be paid from the remaining assets of the Company the amounts at the time due and owing on account of unpaid principal or Redemption Price of and interest on the Debentures and such other obligations before any payment or other distribution, whether in cash, property or otherwise, shall be made on account of any capital stock or any obligations of the Company ranking junior to the Debentures and such other obligations. If, notwithstanding the foregoing, any payment or distribution of any character or any security, whether in cash, securities or other property (other than securities of the Company or any other corporation provided for by a plan of reorganization or readjustment the payment of which is subordinate, at least to the extent provided in these subordination provisions with respect to the indebtedness evidenced by the Debentures, to the payment of all Senior Indebtedness at the time outstanding and to any securities issued in respect thereof under any such plan of reorganization or readjustment), shall be received by the Trustee or any Holder in contravention of any of the terms hereof and before all Senior Indebtedness shall have been paid in full, such payment or distribution or security shall be received in trust for the benefit of, and shall be paid over or delivered and transferred to, the holders of the Senior Indebtedness at the time outstanding in accordance with the priorities then existing among such holders for application to the payment of all Senior Indebtedness remaining unpaid, to the extent necessary to pay all such Senior Indebtedness in full. In the event of the failure of the Trustee or any Holder to endorse or assign any such payment, distribution or security, each holder of Senior Indebtedness is hereby irrevocably authorized to endorse or assign the same. The consolidation of the Company with, or the merger of the Company into, another corporation or the liquidation or dissolution of the Company following the conveyance or transfer of its property as an entirety, or substantially as an entirety, to another corporation upon the terms and conditions provided for in Article VIII shall not be deemed a dissolution, winding-up, liquidation or reorganization for the purposes of this Section
13.3 if such other corporation shall, as a part of such consolidation, merger, conveyance or transfer, comply with the conditions stated in Article
VIII. Nothing in Section 13.2 or in this Section 13.3 shall apply to claims of, or payments to, the Trustee under or pursuant to Section 6.7.



      SECTION 13.4.     Subrogation.


      Subject to the payment in full of all Senior Indebtedness of the Company, the rights of the Holders of the Debentures shall be subrogated (equally and ratably with the holders of all indebtedness of the Company that by its express terms is subordinated to Senior Indebtedness of the Company to substantially the same extent as the Debentures are subordinated to the Senior Indebtedness and is entitled to like rights of subrogation) to the rights of the holders of such Senior Indebtedness to receive payments or distributions of cash, property or securities of the Company, as the case may be, applicable to such Senior Indebtedness until the principal or Redemption Price of and interest on the Debentures shall be paid in full; and, for the purposes of such subrogation, no payments or distributions to the holders of such Senior Indebtedness of any cash, property or securities to which the Holders of the Debentures or the Trustee would be entitled except for the provisions of this Article XIII, and no payment over pursuant to the provisions of this Article XIII to or for the benefit of the holders of such Senior Indebtedness by Holders of the Debentures or the Trustee, shall, as between the Company, its creditors other than Holders of Senior Indebtedness of the Company, and the holders of the Debentures, be deemed to be a payment by the Company to or on account of such Senior Indebtedness.



      SECTION 13.5.    Provisions Solely to Define Relative Rights.


      The provisions of this Article are and are intended solely for the purpose of defining the relative rights of the Holders of the Debentures, on the one hand, and the holders of Senior Indebtedness, on the other hand. Nothing contained in this Article XIII or elsewhere in this Indenture or in the Debentures is intended to or shall impair, as between the Company, its creditors, other than the holders of Senior Indebtedness of the Company, and the Holders of the Debentures, the obligation of the Company, which is absolute and unconditional, to pay to the Holders of the Debentures the principal or Redemption Price of and interest on the Debentures as and when the same shall become due and payable in accordance with their terms, or is intended to or shall affect the relative rights of the Holders of the Debentures and creditors of the Company, as the case may be, other than the holders of Senior Indebtedness of the Company, as the case may be, nor shall anything herein or therein prevent the Trustee or the Holder of any Debenture from exercising all remedies otherwise permitted by applicable law upon default under the Indenture, subject to the rights, if any, under this
Article XIII of the holders of such Senior Indebtedness in respect of cash, property or securities of the Company, as the case may be, received upon the exercise of any such remedy.



      SECTION 13.6.    Trustee to Effectuate Subordination.


      Each Holder of Debentures by such Holder's acceptance thereof authorizes and directs the Trustee on such Holder's behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article XIII and appoints the Trustee such Holder's attorney-in-fact for any and all such purposes.

      SECTION 13.7.    Notice by the Company.


      The Company shall give prompt written notice to a Responsible Officer of the Trustee of any fact actually known to the Company that would prohibit the making of any payment of monies to or by the Trustee in respect of the Debentures pursuant to the provisions of this Article XIII. Notwithstanding the provisions of this Article XIII or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts that would prohibit the making of any payment of monies to or by the Trustee in respect of the Debentures pursuant to the provisions of this Article XIII, unless and until a Responsible Officer of the Trustee shall have received written notice thereof from the Company or a holder or holders of Senior Indebtedness or from any trustee therefor; and before the receipt of any such written notice, the Trustee, subject to the provisions of Section 6.1, shall be entitled in all respects to assume that no such facts exist; provided, however, that if the Trustee shall not have received the notice provided for in this Section 13.7 at least two Business Days prior to the date upon which by the terms hereof any money may become payable for any purpose (including, without limitation, the payment of the principal or Redemption Price of or interest on any Debenture), then, anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such money and to apply the same to the purposes for which they were received, and shall not be affected by any notice to the contrary that may be received by it within two Business Days prior to such date.


      The Trustee, subject to the provisions of Section 6.1, shall be entitled to rely conclusively on the delivery to it of a written notice by a Person representing himself to be a holder of a Senior Indebtedness of the Company, as the case may be (or a trustee on behalf of such holder), to establish that such notice has been given by a holder of such Senior Indebtedness or a trustee on behalf of any such holder or holders. In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of such Senior Indebtedness to participate in any payment or distribution pursuant to this
Article XIII, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of such Senior Indebtedness held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article XIII, and, if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

      SECTION 13.8.    Rights of the Trustee; Holders of Senior Indebtedness.


      The Trustee in its individual capacity shall be entitled to all the rights set forth in this Article XIII in respect of any Senior Indebtedness at any time held by it, to the same extent as any other holder of Senior Indebtedness, and nothing in this Indenture shall deprive the Trustee of any of its rights as such holder.


      With respect to the holders of Senior Indebtedness of the Company the Trustee undertakes to perform or to observe only such of its covenants and obligations as are specifically set forth in this Article XIII, and no implied covenants or obligations with respect to the holders of such Senior Indebtedness shall be read into this Indenture against the Trustee. The Trustee shall not be deemed to owe any fiduciary duty to the holders of such Senior Indebtedness and, subject to the provisions of Section 6.1, the Trustee shall not be liable to any holder of such Senior Indebtedness if it shall pay over or deliver to Holders of Debentures, the Company or any other Person money or assets to which any holder of such Senior Indebtedness shall be entitled by virtue of this Article XIII or otherwise.



      SECTION 13.9.    Subordination May Not Be Impaired.


      No right of any present or future holder of any Senior Indebtedness of the Company to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company, as the case may be, or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Company, as the case may be, with the terms, provisions and covenants of this Indenture regardless of any knowledge thereof that any such holder may have or otherwise be charged with.


      Without in any way limiting the generality of the foregoing paragraph, the holders of Senior Indebtedness of the Company may, at any time and from time to time, without the consent of or notice to the Trustee or the Holders of the Debentures, without incurring any responsibility to the Holders of the Debentures and without impairing or releasing the subordination provided in this Article XIII or the obligations hereunder of the Holders of the Debentures to the holders of such Senior Indebtedness, do any one or more of the following: (i) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, such Senior Indebtedness, or otherwise amend or supplement in any manner such Senior Indebtedness or any instrument evidencing the same or any agreement under which such Senior Indebtedness is outstanding; (ii) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing such Senior Indebtedness; (iii) release any Person liable in any manner for the collection of such Senior Indebtedness; (iv) incur additional Senior Indebtedness; and (v) exercise or refrain from exercising any rights against the Company, as the case may be, and any other Person.



      SECTION 13.10.    Payment Permitted if No Default.


      Nothing contained in this Article XIII or elsewhere in this Indenture or in any of the Debentures shall prevent (a) the Company, at any time, except during the pendency of the conditions described in Sections 13.2 or 13.3, from making any payments at any time of principal or Redemption Price of or interest on the Debentures or (b) the application by the Trustee of any moneys deposited with it hereunder to the payment of or on account of the principal or Redemption Price of or interest on the Debentures or the retention of such payment by the Holders, if, at the time of such application by the Trustee, it did not have knowledge that such payment would have been prohibited by the provisions of this Article.


      SECTION 13.11. Reliance on Judicial Order or Certificate of Liquidating Agent.


      Upon payment or distribution of assets of the Company referred to in this Article, the Trustee, subject to the provisions of Section 6.1, and the Holders of the Debentures shall be entitled to rely upon any order or decree entered by any court of competent jurisdiction in which such proceeding is pending, or a certificate of the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee for the benefit of creditors, agent or other Person making such payment or distribution, delivered to the Trustee or to the Holders of Debentures, for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the holders of the Senior Indebtedness and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article.



      SECTION 13.12.    Article Applicable to Paying Agents.


      If at any time any Paying Agent other than the Trustee shall have been appointed by the Company and be then acting hereunder, the term "Trustee" as used in this Article shall in such case (unless the context otherwise requires) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if such Paying Agent were named in this Article in addition to or in place of the Trustee.

                                 ARTICLE XIV.

                               HOLDERS' MEETINGS



      SECTION 14.1.     Purposes of Meetings.

      A meeting of Holders of Debentures may be called at any time and from time to time pursuant to the provisions of this Article XIV for any of the following purposes:

            (a) to give any notice to the Company or to the Trustee, or to give any directions to the Trustee, or to consent to the waiving of any default hereunder and its consequences, or to take any other action authorized to be taken by Securityholders pursuant to any of the provisions of
                  Article V;

            (b) to remove the Trustee and nominate a successor trustee pursuant to the provisions of Article VI;

            (c) to consent to the execution of an indenture or indentures supplemental hereto pursuant to the provisions of Section 9.2; or

            (d) to take any other action authorized to be taken by or on behalf of the Holders of any specified aggregate principal amount of such Debentures under any other provision of this Indenture or under applicable law.



      SECTION 14.2.     Call of Meetings by Trustee.

      The Trustee may at any time call a meeting of Holders to take any action specified in Section 14.1, to be held at such time and at such place in the Borough of Manhattan, The City of New York, as the Trustee shall determine. Notice of every meeting of the Holders, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be mailed to Holders at their addresses as they shall appear on the Debenture Register. Such notice shall be mailed not less than 20 nor more than 180 days prior to the date fixed for the meeting.


      SECTION 14.3.     Call of Meetings by Company or Holders.

      In case at any time the Company pursuant to a resolution of the Board of Directors, or the Holders of at least 10% in aggregate principal amount of the Debentures then outstanding, shall have requested the Trustee to call a meeting of Holders, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have mailed the notice of such meeting within 20 days after receipt of such request, then the Company or such Holders may determine the time and the place in said Borough of Manhattan for such meeting and may call such meeting to take any action authorized in Section 14.1, by mailing notice thereof as provided in
Section 14.2.



      SECTION 14.4.     Qualifications for Voting.

      To be entitled to vote at any meeting of Holders a person shall (a) be a Holder of one or more Debentures or (b) a person appointed by an instrument in writing as proxy by a Holder of one or more Debentures. The only persons who shall be entitled to be present or to speak at any meeting of Holders shall be the persons entitled to vote at such meeting and their counsel and any representatives of the Trustee and its counsel and any representatives of the Company and its counsel.



      SECTION 14.5.     Regulations.

      Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Holders, in regard to proof of the holding of Debentures and of the appointment of proxies, and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall think fit.

      The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Company or by Holders as provided in Section 14.3, in which case the Company or the Holders calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by majority vote of the meeting.

      Subject to the provisions of Section 14.4, at any meeting each Holder of Debentures or proxy therefor shall be entitled to one vote for each $1,000 principal amount of Debentures held or represented by him; provided, however,
                                                           --------  -------
that no vote shall be cast or counted at any meeting in respect of any Debenture challenged as not Outstanding and ruled by the chairman of the meeting to be not Outstanding. The chairman of the meeting shall have no right to vote other than by virtue of Debentures held by him or instruments in writing as aforesaid duly designating him as the person to vote on behalf of other Holders. Any meeting of Holders duly called pursuant to the provisions of Section 14.2 or 14.3 may be adjourned from time to time by a majority of those present, whether or not constituting a quorum, and the meeting may be held as so adjourned without further notice.

      SECTION 14.6.     Voting.

      The vote upon any resolution submitted to any meeting of Holders of Debentures shall be by written ballots on which shall be subscribed the signatures of such holders or of their representatives by proxy and the serial number or numbers of the Debentures held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in triplicate of all votes cast at the meeting. A record in duplicate of the proceedings of each meeting of Holders shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was mailed as provided in Section 14.2. The record shall show the serial numbers of the Debentures voting in favor of or against any resolution. The record shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one of the duplicates shall be delivered to the Company and the other to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting. The holders of the Series A Debentures and the Series B Debentures shall vote for all purposes as a single class.

      Any record so signed and verified shall be conclusive evidence of the matters therein stated.


                                  ARTICLE XV.


                                 MISCELLANEOUS



      SECTION 15.1.     Acknowledgment of Rights.


      The Company acknowledges that, with respect to any Debentures held by the Property Trustee, if the Property Trustee fails to enforce its rights under this Indenture as the Holder of the Debentures, any holder of Capital Securities may institute legal proceedings directly against the Company to enforce such Property Trustee's rights under this Indenture without first instituting any legal proceedings against such Property Trustee or any other person or entity.


      Notwithstanding the foregoing, if an Event of Default specified in
Section 5.1(1) or (2) has occurred and is continuing, the Company acknowledges that, in accordance with the Trust Agreement, a holder of Trust Securities may directly institute a proceeding for enforcement of payment to such holder of the principal of and interest on Debentures having a principal amount in Like Amount to the Trust Securities of such holder (a

"Direct Action") on or after the due date thereof. Notwithstanding any payments made to such holder of Trust Securities by the Company in connection with a Direct Action, the Company shall remain obligated to pay the principal or Redemption Price of and interest on the Debentures held by the Property Trustee, and the Company shall be subrogated to the rights of the holder of such Trust Securities to the extent of any payments made by the Company to such holder in any Direct Action.



      SECTION 15.2.     Effect of Headings and Table of Contents.


      The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.



      SECTION 15.3.     Successors and Assigns.


      All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.



      SECTION 15.4. Separability Clause.


      In case any provision in this Indenture or in the Debentures shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.



      SECTION 15.5.      Benefits of Indenture.


      Nothing in this Indenture or in the Debentures, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, the holders of Senior Indebtedness and the Holders, any benefit or any legal or equitable rights, remedy or claim under this Indenture.



      SECTION 15.6.     Governing Law.


      This Indenture and the Debentures shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York including without limitation Section 5-1401 of the General Obligations Law (but otherwise without regard to conflict of laws principles), and all rights and remedies shall be governed by such laws.



      SECTION 15.7.     Legal Holidays.


      In any case where any Interest Payment Date or Maturity of any Debenture shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of this Indenture or of the Debentures) payment of interest, principal or Redemption Price need not be made at such Place of Payment on such date, but may be made on the next succeeding
Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date or at Maturity, provided that no interest shall accrue for the period from and after such Interest Payment Date or Maturity, as the case may be, provided further that if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day of such Place of Payment with the same force and effect as if made on the Interest Payment Date or Maturity.



      SECTION 15.8.     Tax Characterization.


      The Company, the Trustee and each Holder of a Debenture (by acceptance thereof) agrees to treat the Debentures as debt instruments for United States federal, state and local income and franchise tax purposes and agrees not to take any contrary position before any taxing authority or on any tax return.


      SECTION 15.9. Personal Immunity from Liability for Incorporators, Stockholders, Etc.


      No recourse shall be had for the payment of principal or Redemption Price of or interest on any Debenture, or for any claim based thereon, or otherwise in respect of any Debenture or based on or in respect of this Indenture or any indenture supplemental hereto, against any incorporator, or against any past, present or future stockholder, director or officer, as such, of the Company or of any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being expressly waived and released as a condition of, and as consideration for, the execution of this Indenture and the issue of the Debentures.


      This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

      IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed as of the day and year first above written.


                                           RENAISSANCERE HOLDINGS LTD.


                                           By:    /s/ John D. Nichols, Jr.
                                                 -------------------------
                                                 John D. Nichols, Jr.
                                                 Vice President and Secretary



                                           THE BANK OF NEW YORK,
                                           As Trustee


                                           By:   /s/ Byron Merino
                                                 -------------------------
                                                 Byron Merino
                                                 Assistant Treasurer

STATE OF NEW YORK    )
COUNTY OF NEW YORK   )ss:

      On the 7th day of March, 1997, before me personally came John D. Nichols, Jr., to me known, who, being by me duly sworn, did depose and say that he is Vice President and Secretary of RENAISSANCERE HOLDINGS LTD., one of the companies described in and which executed the foregoing instrument by authority of the Board of Directors of said company, and that he signed his name thereto by like authority.



                                    ___________________________________
                                                      Notary

STATE OF NEW YORK    )
COUNTY OF NEW YORK   )ss:

      On the 7th day of March, 1997, before me personally came Byron Merino, to me known, who, being by me duly sworn, did depose and say that he is an Assistant Treasurer of THE BANK OF NEW YORK, one of the corporations described in and which executed the foregoing instrument; and that he signed his name thereto by authority of the Board of Directors of said corporation.



                                    ___________________________________
                                                      Notary

                                  EXHIBIT A

                              FORM OF DEBENTURE

                         (FORM OF FACE OF DEBENTURE)

            [IF THE DEBENTURE IS A GLOBAL DEBENTURE, INSERT:   - THIS
SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A CLEARING AGENCY OR A NOMINEE OF A CLEARING AGENCY. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE CLEARING AGENCY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND NO TRANSFER OF THIS SECURITY (OTHER THAN A TRANSFER OF THIS SECURITY AS A WHOLE BY THE CLEARING AGENCY TO A NOMINEE OF THE CLEARING AGENCY OR BY A NOMINEE OF THE CLEARING AGENCY TO THE CLEARING AGENCY OR ANOTHER NOMINEE OF THE CLEARING AGENCY) MAY BE REGISTERED EXCEPT IN LIMITED CIRCUMSTANCES.

            UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC") TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL IN AS MUCH AS SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

            THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAWS OR ANY OTHER APPLICABLE SECURITIES LAW. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

            THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER THIS SECURITY, PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE") WHICH IS THREE YEARS AFTER THE LATER OF THE ORIGINAL ISSUANCE DATE HEREOF AND THE LAST DATE ON WHICH THE COMPANY OR ANY "AFFILIATE" OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF THIS SECURITY) ONLY (A) TO THE COMPANY, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) SO LONG AS THIS SECURITY IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A) THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN

RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, (E) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPH (A)(1), (2), (3) OR (7) OF RULE 501 UNDER THE SECURITIES ACT THAT IS ACQUIRING THIS SECURITY FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL ACCREDITED INVESTOR, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, OR (F) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE SECURITIES ACT, SUBJECT TO THE RIGHT OF THE COMPANY PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER (i) PURSUANT TO CLAUSE (D),
(E) OR (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATIONS AND/OR OTHER INFORMATION SATISFACTORY TO THE COMPANY, AND(ii) PURSUANT TO CLAUSE
(E), TO REQUIRE THAT A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THE REVERSE OF THIS SECURITY IS COMPLETED AND DELIVERED BY THE TRANSFEREE TO THE COMPANY. SUCH HOLDER FURTHER AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS SECURITY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.

No.                                             CUSIP No. ______________

                         RENAISSANCERE HOLDINGS LTD.
           8.54% JUNIOR SUBORDINATED DEFERRABLE INTEREST DEBENTURE,
                                  SERIES aa
                              DUE MARCH 1, 2027

            RenaissanceRe Holdings Ltd., a Bermuda corporation (the "Company", which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to ______________ or registered assigns, the principal sum of _____________ Dollars on March 1, 2027 (the "Maturity Date"), unless previously paid, and to pay interest on the outstanding principal amount hereof from March 7, 1997, or from the most recent interest payment date (each such date, an "Interest Payment Date") to which interest has been paid or duly provided for, semi-annually (subject to deferral as set forth herein) in arrears on March 1 and September 1 of each year, commencing September 1, 1997 at the rate of 8.54% per annum until the principal hereof shall have become due and payable, and at the rate of 8.54% per annum on any overdue principal and premium, if any, and (without duplication and to the extent that payment of such interest is enforceable under applicable law) on any overdue installment of interest at the rate of 8.54% per annum compounded semi-annually. The amount of interest payable on any Interest Payment Date shall be computed on the basis of a 360-day year of twelve 30-day months and, for any period less than a full calendar month, the number of days elapsed in such month. In the event that any date on which the principal or Redemption Price of or interest on this Debenture is payable is not a Business Day, then the payment payable on such date will be made on the next succeeding day that is a Business Day (without any interest or other payment in respect of any such delay), with the same force and effect as if made on such date payment was originally payable. Pursuant to the Registration Rights Agreement, in certain limited circumstances the Company will be required to pay Liquidated Damages (as defined in the Registration Rights Agreement) with respect to this Debenture.

            The interest installment so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the person in whose name this Debenture (or one or more Predecessor Debentures, as defined in said Indenture) is registered at the close of business on the regular record date for such interest installment, which shall be the February 15 or August 15 immediately preceding the relevant interest payment date. Any such interest installment not punctually paid or duly provided for shall forthwith cease to be payable to the holders on such regular record date and may be paid to the Person in whose name this Debenture (or one or more Predecessor Debentures) is registered at the close of business on a special record date to be fixed by the Trustee for the payment of such defaulted interest, notice whereof shall be given to the holders of Debentures not less than 10 days prior to such special record date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Debentures may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture.

            The principal or Redemption Price of and interest on this Debenture shall be payable at the office or agency of the Trustee maintained for that purpose in any coin or currency of the United States of America that at the time of payment is legal tender for payment of public and private debts; provided, however, that, payment of interest may be made at the option
       --------  -------
of the Company by (i) check mailed to the holder at such address as shall appear in the Debenture Register or (ii) by transfer to an account maintained by the Person entitled thereto, provided that proper written transfer instructions have been received by the relevant record date. Notwithstanding the foregoing, so long as the Holder of this Debenture is the Property Trustee, the payment of the principal of (and premium, if any) and interest on this Debenture will be made at such place and to such account as may be designated by the Property Trustee.

            The indebtedness evidenced by this Debenture is, to the extent provided in the Indenture between the Company and the Trustee dated as of March 7, 1997 (the "Indenture"), subordinate and junior in right of payment to the prior payment in full of all Senior Indebtedness, and this Debenture is issued subject to the provisions of the Indenture with respect thereto. Each holder of this Debenture, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee on his or her behalf to take such action as may be necessary or appropriate to acknowledge or effectuate the subordination so provided and (c) appoints the Trustee his or her attorney-in-fact for any and all such purposes. Each holder hereof, by his or her acceptance hereof, hereby waives all notice of the acceptance of the subordination provisions contained herein and in the Indenture by each holder of Senior Indebtedness (as defined in the Indenture), whether now outstanding or hereafter incurred, and waives reliance by each such holder upon said provisions.

            This Debenture shall not be entitled to any benefit under the Indenture hereinafter referred to, or be valid or become obligatory for any purpose until the Certificate of Authentication hereon shall have been signed by or on behalf of the Trustee.

The provisions of this Debenture are continued on the reverse side hereof and such provisions shall for all purposes have the same effect as though fully set forth at this place.

            IN WITNESS WHEREOF, the Company has caused this instrument to be executed.

                                     RENAISSANCERE HOLDING LTD.

                                     By: ____________________________
                                     Name:
                                     Title

Attest:

By: _______________________
    Name:
    Title:

                   (FORM OF CERTIFICATE OF AUTHENTICATION)

                           CERTIFICATE OF AUTHENTICATION

            This is one of the Debentures of the series designated herein referred to in the within-mentioned Indenture.

Dated ______________

THE BANK OF NEW YORK,
as Trustee

By
  ---------------------
  Authorized Signatory

                        (FORM OF REVERSE OF DEBENTURE)

            This Debenture is one of the Debentures of the Company (herein sometimes referred to as the "Debentures"), specified in the Indenture, all issued or to be issued under and pursuant to an Indenture, dated as of March 7, 1997 (the "Indenture"), duly executed and delivered between the Company and The Bank Of New York, as Trustee (the "Trustee"), to which Indenture reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Company and the holders of the Debentures.

            Upon the occurrence and continuation of a Special Event, the Company may at its option redeem the Debentures in whole (but not in part) at any time, prior to March 1, 2007 (the "Initial Optional Redemption Date") and within 90 days following the occurrence of a Special Event, at the Special Event Redemption Price. "Special Event Redemption Price" shall mean, with respect to any redemption of the Debentures following a Special Event, an amount in cash equal to the greater of (i) 100% of the principal amount of such Debentures or (ii) the sum, as determined by a Quotation Agent, of the present values of the Redemption Price payable with respect to an Optional Redemption (as defined below) on the Initial Optional Redemption Date, together with scheduled payments of interest on the Debentures accruing from the redemption date to and including the Initial Optional Redemption Date, discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Adjusted Treasury Rate, plus, in each case, accrued interest thereon to the date of such redemption.

            In addition, the Company shall have the right to prepay this Debenture, in whole or in part, at any time on or after the Initial Optional Redemption Date (an "Optional Redemption"), at a redemption price (the "Optional Redemption Price") equal to the percentage of the outstanding principal amount of the Debentures specified below, plus, in each case, accrued interest thereon to the date of Redemption if prepaid during the 12-month period beginning March 1 of the years indicated below:

                   Year                             Percentage
                   ----                             ----------
                   2007                               104.270%
                   2008                               103.843
                   2009                               103.416
                   2010                               102.989
                   2011                               102.562
                   2012                               102.135
                   2013                               101.708
                   2014                               101.281
                   2015                               100.854
                   2016                               100.427
                   2017                               100.000
                    and thereafter

            The Optional Redemption Price or the Special Event Redemption Price, as the case requires, shall be paid prior to 12:00 noon, New York time, on the date of such redemption or at such earlier time as the Company determines, provided, that the Company shall deposit with the Trustee an amount sufficient to pay the applicable Redemption Price by 10:00 a.m., New York City time, on the date such Redemption Price is to be paid. Any redemption pursuant to this paragraph will be made upon not less than 30 days nor more than 60 days notice. If the Debentures are only partially prepaid by the Company pursuant to an Optional Redemption, the Debentures will be prepaid pro rata or by lot or by any other method utilized by the Trustee;
        --- ----
provided that if, at the time of redemption, the Debentures are registered as
--------
a Global Debenture, the Clearing Agency shall determine in accordance with its procedures the principal amount of such Debentures held for the account of its participants to be redeemed.

            In the event of redemption of this Debenture in part only, a new Debenture or Debentures for the unpaid portion hereof will be issued in the name of the holder hereof upon the cancellation hereof.

            In case an Event of Default, as defined in the Indenture, shall have occurred and be continuing, the principal of all of the Debentures may be declared, and upon such declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

            The Indenture contains provisions permitting the Company and the Trustee, with the consent of the holders of a majority in aggregate principal amount of the Debentures at the time outstanding, as defined in the
Indenture, to execute supplemental indentures for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of modifying in any manner the rights of the holders of the Debentures; provided, however, that no such supplemental indenture shall,
                --------  -------
without the consent of each holder of Debentures then outstanding and affected thereby: (1) change the Stated Maturity of, or the date of payment of any installment of principal of or interest on, any Debenture, or reduce the principal amount thereof or the rate of interest thereon or any Redemption Price payable upon the redemption or acceleration thereof, payable, or impair the right to institute suit for the enforcement of any such payment on or after the Maturity thereof, or modify the provisions of the Indenture with respect to the subordination of the Debentures in a manner adverse to the Holders, or (2) reduce the percentage in principal amount of the outstanding Debentures, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of the Indenture or certain defaults thereunder and their consequences) provided for in the Indenture, or
(3) modify certain provisions of the Indenture relating to percentages of principal amount of Debentures required to take certain actions or the provision relating to the rights of holders of Trust Securities to direct certain actions, except to increase any such percentage or to provide that certain other provisions of the Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Debenture affected thereby, or (4) remove or impair the rights of any holder of Trust Securities to bring a Direct Action in certain circumstances, as provided in the Indenture. The Indenture also contains provisions permitting the holders of a majority in aggregate principal amount of the Debentures at the time outstanding, on behalf of all of the holders of the Debentures, to waive any past default in the performance of any of the covenants contained in the Indenture, or established pursuant to the Indenture, and its consequences, except a default in the payment of the principal or Redemption Price of or interest on any of the Debentures or a default in respect of any covenant or provision under which the Indenture cannot be modified or amended without the consent of each holder of Debentures then outstanding. Any such consent or waiver by the holder of this Debenture (unless revoked as provided in the Indenture) shall be conclusive and binding upon such Holder and upon all future holders and owners of this Debenture and of any Debenture issued in exchange herefor or in place hereof (whether by registration of transfer or otherwise), irrespective of whether or not any notation of such consent or waiver is made upon this Debenture.

            No reference herein to the Indenture and no provision of this Debenture or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and premium, if any, and interest on this Debenture at the time and place and at the rate and in the money herein prescribed.

            Provided no Event of Default shall have occurred and be continuing, the Company shall have the right, at any time and from time to time during the term of the Debentures, to defer payments of interest by extending the interest payment period of such Debentures for a period not exceeding 10 consecutive semi-annual periods, including the first such semi-annual period during such extension period, and not to extend beyond the Maturity of the Debentures (an "Extension Period"), at the end of which period the Company shall pay all interest then accrued and unpaid (together with interest thereon at the rate specified for the Debentures to the extent that payment of such interest is enforceable under applicable law). Prior to the termination of any such Extension Period, the Company may further defer payments of interest by further extending such Extension Period, provided
                                                                 --------
that such Extension Period, together with all such previous and further extensions within such Extension Period, shall not exceed 10 consecutive semi-annual periods and shall not extend beyond the Maturity of the Debentures. Upon the termination of any such Extension Period and the payment of all accrued and unpaid interest and any additional amounts then due, the Company may commence a new Extension Period, subject to the foregoing requirements.

            The Company has agreed that it will not (i) declare or pay any dividends or distributions on, or redeem, purchase, acquire, or make a liquidation payment with respect to, any of the Company's capital stock (which includes common and preferred stock) or (ii) make any payment of principal, interest or premium, if any, on or repay or repurchase or redeem any debt securities of the Company that rank pari passu with or junior in right of payment to the Debentures or (iii) make any guarantee payments with respect to any guarantee by the Company of any securities or any subsidiary of the Company if such guarantee ranks pari passu or junior in right of payment to the Debentures (other than (a) dividends or distributions in shares of, or options, warrants or rights to subscribe for or purchase shares of, common shares of the Company; (b) any declaration of a dividend in connection with the implementation of a stockholder's rights plan, or the issuance of stock under any such plan in the future, or the redemption or repurchase of any such rights pursuant thereto; (c) payments under the Capital Securities Guarantee; (d) the purchase of fractional shares of capital stock resulting from a reclassification of the Company's capital stock; (e) the exchange or conversion of any class or series of the Company's (or any subsidiary's) capital stock for another class or series of the Company's (or any subsidiary's) capital stock or indebtedness or of any class or series of the Company's (or any subsidiary's) indebtedness; and (f) the purchase of fractional interests in shares of the Company's capital stock pursuant to the conversion or exchange provisions of such capital stock or the security being converted or exchanged and (g) purchases, redemptions, or other acquisitions of shares of capital stock of the Company or any subsidiary, if at such time (1) there shall have occurred and be continuing an event of default under the Trust Agreement, (2) there shall have occurred and be continuing an Event of Default, (3) there shall have occurred and be continuing a payment default under the Trust Agreement or the Indenture, (4) if such Debentures are held by the Trust, the Company shall be in default with respect to its payment of any obligations under the Capital Securities Guarantee or (5) the Company shall have given notice of its election of an Extension Period as provided in this Indenture and shall not have rescinded such notice, and such Extension Period, or any extension thereof, shall have commenced.

            The Debentures are issuable only in registered form without coupons in denominations of $100,000 and any integral multiple of $1,000 in excess thereof. As provided in the Indenture and subject to the transfer restrictions limitations as may be contained herein and therein from time to time, this Debenture is transferable by the holder hereof on the Debenture Register of the Company, upon surrender of this Debenture for registration of transfer at the office or agency of the Company in the City and State of New York accompanied by a written instrument or instruments of transfer in form satisfactory to the

Company or the Debenture registrar duly executed by the holder hereof or his attorney duly authorized in writing, and thereupon one or more new Debentures of authorized denominations and for the same aggregate principal amount and series will be issued to the designated transferee or transferees. No service charge will be made for any such transfer, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in relation thereto.

            Prior to due presentment for registration of transfer of this Debenture, the Company, the Trustee, any authenticating agent, any paying agent, any transfer agent and the registrar may deem and treat the holder hereof as the absolute owner hereof (whether or not this Debenture shall be overdue and notwithstanding any notice of ownership or writing hereon made by anyone other than the Debenture Registrar) for the purpose of receiving payment of or on account of the principal hereof and premium, if any, and (subject to the Indenture) interest due hereon and for all other purposes, and neither the Company nor the Trustee nor any authenticating agent nor any paying agent nor any transfer agent nor any registrar shall be affected by any notice to the contrary.

            No recourse shall be had for the payment of the principal of or premium, if any, or interest on this Debenture, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture, against any incorporator, stockholder, officer or director, past, present or future, as such, of the Company or of any predecessor or successor Person, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issuance hereof, expressly waived and released.

            All terms used in this Debenture that are defined in the Indenture shall have the meanings assigned to them in the Indenture.

            THE INDENTURE AND THE DEBENTURES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK INCLUDING WITHOUT LIMITAITON SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW, BUT OTHERWISE WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES.

                              FORM OF ASSIGNMENT

FOR VALUE RECEIVED, the undersigned assigns and transfers this Debenture certificate to:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


(Insert assignee's social security or tax identification number)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


(Insert address and zip code of assignee)

and irrevocably appoints
                        --------------------------------------------------------

--------------------------------------------------------------------------------

                                 agent to transfer this Debenture certificate
---------------------------------
on the books of the Debenture Trustee. The agent may substitute another to act for him or her.

Date:
     --------------------
Signature:
          ---------------------------

(Sign exactly as your name appears on the other side of this Debenture certificate)

Signature Guarantee*:
                     --------------------------------------

---------------------
* Signature must be guaranteed by an "eligible guarantor institution" that is a bank, stockbroker, savings and loan association or credit union meeting the requirements of the Registrar, which requirements include membership or participation in the Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities and Exchange Act of 1934, as amended.

                       FORM OF INSTITUTIONAL ACCREDITED
                    INVESTOR TRANSFEREE COMPLIANCE LETTER



RenaissanceRe Holdings Ltd.
Renaissance House
8-12 East Broadway
Pembroke HM 19
Bermuda
Attention: John D. Nichols, Jr.

The Bank of New York, as trustee
101 Barclay Street, 21-W
New York, New York 10286
Attention:  Corporate Trust Administrations


Ladies and Gentlemen:


            In connection with our proposed purchase of $_____________ aggregate principal amount of the 8.54% Junior Subordinated Deferrable Interest Debentures, Series A (the "Debentures") of RenaissanceRe Holdings Ltd. (the "Company"), we represent, warrant, agree and acknowledge as follows:
           -------

      1.    We understand that the Debentures have not been registered under the U.S. Securities Act of 1933, as amended (the "Securities Act"), and may
                                                  --------------
not be sold except as permitted in the following sentence.  We agree, on our own behalf and on behalf of any accounts for which we are acting as hereinafter stated, that if we should resell, pledge or otherwise transfer such Debentures within three years after the original issuance of the
Debentures or if we were during the three months preceding the proposed date of transfer an Affiliate (within the meaning of Rule 144 under the Securities
Act) of the Company, such Debentures may be resold, pledged or transferred only (i) to the Company, (ii) so long as such Debentures are eligible for resale pursuant to Rule 144A under the Securities Act ("Rule 144A") to a
                                                        ---------
person whom we reasonably believe is a "qualified institutional buyer" (as defined in Rule 144A) that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, (iii) in an offshore transaction in accordance with Rule 904 of Regulation S under the Securities Act, (iv) to an institution that is an "accredited investor" as defined in Rule 501(a) (1), (2), (3) or (7) under the Securities Act that is acquiring the Debentures for investment purposes and not for distribution and an Institutional Accredited Investor Transferee Compliance Letter in the form hereof is delivered to the Company and to the Trustee under the Indenture pursuant to which the Debentures were issued by such accredited investor, (v) pursuant to an exemption from registration under the Securities Act provided by Rule 144 (if applicable) under the Securities Act, or (vi) pursuant to an effective registration statement under the Securities Act, in each case in accordance with any applicable securities laws of any state of the United States, and we will notify any purchaser of the Debentures from us of the above resale restrictions, if then applicable. We further understand that in connection with any transfer of the Debentures by us that the Company and the Trustee may request, and if so requested we will furnish, such certificates and other information as they may reasonably require to confirm that any such transfer complies with the foregoing restrictions.


      2. We are an institutional investor and are an "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act) and we have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Debentures , and we and any accounts for which we are acting are acquiring the Debentures for investment purposes and not with a view to, or offer or sale in connection with, any distribution in violation of the Securities Act and we and any accounts for which we are acting are each able to bear the economic risk of our or its investment.


      3. We understand that the Debentures will be issued solely in physical certificated form (and not in the form of interests in securities deposited with The Depositary Trust Company) and the minimum principal amount of Debentures that may be purchased by an institutional accredited investor is $250,000.


      4. We are acquiring the Debentures purchased by us for our own account or for one or more accounts as to each of which we exercise sole investment discretion.


      5. You are entitled to rely upon this letter and you are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

                                     Very truly yours,



                                     [NAME OF PURCHASER]


                                     By:
                                         -----------------------------
                                        Name:
                                        Title:


      Date:                ,
            -------- ------  -----